Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Nine Months Ended October 31, 2008 and 2007

Forest City Enterprises, Inc. and Subsidiaries
Three and Nine Months Ended October 31, 2008 and 2007
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-17

Supplemental Financial Information
Projects under Development Debt and Mortgage Financings	18
Scheduled Maturities Table	19-20
Upcoming Maturities Summary	21-24
Consolidated Balance Sheet Information	25-26
Consolidated Earnings Information	27-30
Investments in and Advances to Affiliates	31-33
Real Estate and Related Nonrecourse Mortgage Debt	34-35
Real Estate Activity	36-39
Results of Operations Summary	40-42
Reconciliation of Net Loss to EBDT	43-44
Summary of EBDT	45-56

This Supplemental Package, together with other statements and information publicly disseminated by us, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of our Form 10-K for the year ended January 31, 2008, as updated in Part II, Item 1A of our Form 10-Q for the nine months ended October 31, 2008, and other factors that might cause differences, some of which could be material, include, but are not limited to, general real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the impact of current market volatility on our development pipeline, liquidity and ability to finance projects, dependence on rental income from real property, reliance on major tenants, the effect of economic and market conditions on a nationwide basis as well as in our primary markets, vacancies in our properties, downturns in the housing market, competition, illiquidity of real estate investments, bankruptcy or defaults of tenants, department store consolidations, international activities, the impact of terrorist acts, risks associated with an investment in and operation of a professional sports team, conflicts of interests, our substantial debt leverage and the ability to obtain and service debt, the impact of restrictions imposed by our credit facility, the level and volatility of interest rates, the continued availability of tax-exempt government financing, effects of uninsured or underinsured losses, environmental liabilities, risks associated with developing and managing properties in partnership with others, the ability to maintain effective internal controls, compliance with governmental regulations, changes in market conditions, litigation risks, as well as other risks listed from time to time in our reports filed with the Securities and Exchange Commission. We have no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units and five reportable segments. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments and adaptive re-use developments. Additionally, the Residential Group develops for-sale condominium projects and also owns interests in entities that develop and manage military family housing. New York City operations are part of the Commercial Group or Residential Group depending on the nature of the operations. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. Real Estate Groups are the combined Commercial, Residential and Land Development Groups. Corporate Activities and the Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, are reportable segments of the Company.
We have approximately $10.9 billion of assets in 27 states and the District of Columbia at October 31, 2008. Our core markets include the New York City/Philadelphia metropolitan area, Denver, Boston, the Greater Washington, D.C./Baltimore metropolitan area, Chicago and the state of California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 77 percent of the cost of our real estate portfolio at October 31, 2008. We have offices in Albuquerque, Boston, Chicago, Denver, London (England), Los Angeles, New York City, San Francisco, Washington, D.C. and our corporate headquarters in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
We recommend that this supplemental package be read in conjunction with our Form 10-Q for the three and nine months ended October 31, 2008. This supplemental package contains certain measures prepared in accordance with generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our supplemental package for the year ended January 31, 2008 on pages 55-67.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 42-56 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings (loss).)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings (loss), retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about our operating performance. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and nine months ended October 31, 2008 and 2007.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about us.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 41), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 5-9 of this document. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2008 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Robert G. O’Brien
Executive Vice President and Chief Financial Officer
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
We offer our shareholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. You may obtain a copy of the Plan prospectus and an enrollment card by contacting National City Bank at (800) 622-6757.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data - October 31, 2008 and 2007
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	October 31, 2008	October 31, 2008	October 31, 2007	October 31, 2007

Retail

Comparable	92.5%	92.8%	93.3%	93.5%

Total	89.9%	91.0%	92.4%	92.8%

Office

Comparable	91.0%	90.6%	89.4%	89.8%

Total	89.7%	89.7%	89.3%	89.7%

Residential

Comparable	93.6%	92.3%	94.2%	93.9%

Total	91.1%	89.4%	92.8%	91.8%

Hotels

Comparable and Total (1)		70.7%		71.2%

Comparable ADR and Total ADR (1)		$146.07		$140.48
Retail and office occupancy as of October 31, 2008 and 2007 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of October 31, 2008 and 2007 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of October 31, 2008 and 2007 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2008 and 2007 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the nine months ended October 31, 2008 and 2007.
(1)	Total Hotel Average Occupancy Year-to-Date and Total ADR for October 31, 2007 have been restated to exclude University Park at MIT Hotel, which was sold during the year ended January 31, 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in the three and nine months ended October 31, 2008 and 2007. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended October 31, 2008		Nine Months Ended October 31, 2008

	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation

Retail	3.8%	1.4%	3.5%	2.5%

Office	(0.1%)	1.3%	(1.2%)	1.3%

Hotel	20.7%	13.6%	2.3%	(2.7%)

Residential	2.3%	(0.5%)	5.7%	1.5%

Total	2.7%	1.3%	2.3%	1.8%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

					Net Operating Income (dollars in thousands)
	Three Months Ended October 31, 2008					Three Months Ended October 31, 2007					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$59,484	$2,596	$5,597	$-	$62,485	$57,313	$2,495	$6,794	$-	$61,612	3.8%	1.4%

Total	62,166	3,007	5,657	-	64,816	62,077	3,280	6,505	-	65,302

Office Buildings
Comparable	47,540	2,547	2,133	-	47,126	47,580	2,453	1,399	-	46,526	(0.1%)	1.3%

Total	65,028	2,613	2,440	-	64,855	50,159	2,279	1,617	-	49,497

Hotels
Comparable	5,442	-	-	-	5,442	4,508	-	284	-	4,792	20.7%	13.6%

Total	4,850	10	-	-	4,840	4,920	40	490	-	5,370

Earnings from Commercial
Land Sales	2,535	181	-	-	2,354	6,038	-	-	-	6,038

Other (1)	(7,706)	425	(467)	-	(8,598)	(2,421)	1,265	(249)	-	(3,935)

Total Commercial Group
Comparable	112,466	5,143	7,730	-	115,053	109,401	4,948	8,477	-	112,930	2.8%	1.9%

Total	126,873	6,236	7,630	-	128,267	120,773	6,864	8,363	-	122,272

Residential Group
Apartments
Comparable	27,520	822	6,643	-	33,341	26,894	694	7,317	-	33,517	2.3%	(0.5%)

Total	34,469	763	7,914	-	41,620	32,988	773	8,114	2,389	42,718

Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	15,110	3,532	(1,282)	-	10,296	8,707	89	533	-	9,151

Other (1)	(8,571)	55	1	-	(8,625)	(2,023)	-	1	-	(2,022)

Sale of Residential Development Project	-	-	-	-	-	7,740	-	-	-	7,740

Total Residential Group
Comparable	27,520	822	6,643	-	33,341	26,894	694	7,317	-	33,517	2.3%	(0.5%)

Total	41,008	4,350	6,633	-	43,291	47,412	862	8,648	2,389	57,587

Total Rental Properties
Comparable	139,986	5,965	14,373	-	148,394	136,295	5,642	15,794	-	146,447	2.7%	1.3%

Total	167,881	10,586	14,263	-	171,558	168,185	7,726	17,011	2,389	179,859

Land Development Group (3)	(11,245)	(1,349)	89	-	(9,807)	2,282	63	204	-	2,423

The Nets	(9,859)	-	1,904	-	(7,955)	(9,576)	-	1,927	-	(7,649)

Corporate Activities	(7,691)	-	-	-	(7,691)	(11,629)	-	-	-	(11,629)

Grand Total	$139,086	$9,237	$16,256	$-	$146,105	$149,262	$7,789	$19,142	$2,389	$163,004

(1)	Includes write-offs of abandoned development projects non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects were $12,500 and $3,765 at both full and pro-rata consolidation for the three months ended October 31, 2008 and 2007, respectively.
(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.
(3)	Includes reduction in fair value of the Denver Urban Renewal Authority (“DURA”) purchase obligation and fee in 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Nine Months Ended October 31, 2008					Nine Months Ended October 31, 2007					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$171,194	$7,438	$16,522	$-	$180,278	$165,336	$7,140	$17,673	$-	$175,869	3.5%	2.5%

Total	185,525	9,322	16,075	-	192,278	179,890	10,099	17,729	-	187,520
Office Buildings
Comparable	134,636	6,730	6,846	-	134,752	136,283	7,601	4,296	-	132,978	(1.2%)	1.3%

Total	190,296	7,607	7,463	-	190,152	144,693	10,087	4,705	-	139,311
Hotels
Comparable	12,208	-	216	-	12,424	11,934	-	836	-	12,770	2.3%	(2.7%)

Total	13,929	686	216	-	13,459	13,206	141	1,459	-	14,524
Earnings from Commercial
Land Sales	8,412	2,421	-	-	5,991	8,626	930	(28)	-	7,668
Other (1)	(37,789)	(592)	(922)	-	(38,119)	(11,644)	4,307	(125)	-	(16,076)

Total Commercial Group
Comparable	318,038	14,168	23,584	-	327,454	313,553	14,741	22,805	-	321,617	1.4%	1.8%

Total	360,373	19,444	22,832	-	363,761	334,771	25,564	23,740	-	332,947
Residential Group
Apartments
Comparable	80,824	2,415	19,896	-	98,305	76,477	1,998	22,330	-	96,809	5.7%	1.5%

Total	98,781	2,011	23,482	454	120,706	93,141	3,340	30,007	6,467	126,275
Military Housing
Comparable (2)	-	-	-	-	-	-	-	-	-	-

Total	40,729	3,928	778	-	37,579	13,566	-	1,093	-	14,659
Other (1)	(23,736)	307	-	-	(24,043)	(11,395)	93	-	-	(11,488)

Sale of Residential
Development Project	-	-	-	-	-	17,830	-	-	-	17,830

Total Residential Group
Comparable	80,824	2,415	19,896	-	98,305	76,477	1,998	22,330	-	96,809	5.7%	1.5%

Total	115,774	6,246	24,260	454	134,242	113,142	3,433	31,100	6,467	147,276
Total Rental Properties
Comparable	398,862	16,583	43,480	-	425,759	390,030	16,739	45,135	-	418,426	2.3%	1.8%

Total	476,147	25,690	47,092	454	498,003	447,913	28,997	54,840	6,467	480,223
Land Development Group (3)	(5,087)	(930)	367	-	(3,790)	12,378	797	403	-	11,984

The Nets	(31,880)	-	5,207	-	(26,673)	(15,053)	-	2,689	-	(12,364)

Corporate Activities	(31,274)	-	-	-	(31,274)	(34,971)	-	-	-	(34,971)

Grand Total	$407,906	$24,760	$52,666	$454	$436,266	$410,267	$29,794	$57,932	$6,467	$444,872

(1)	Includes write-offs of abandoned development projects non-capitalizable development costs and unallocated management and service company overhead, net of historic and new market tax credit income. Write-offs of abandoned development projects were $41,452 and $9,419 at both full and pro-rata consolidation for the nine months ended October 31, 2008 and 2007 respectively.
(2)	Comparable NOI for Military Housing commences once the operating projects complete initial development phase.
(3)	Includes reduction in fair value of the DURA purchase obligation and fee in 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Loss (GAAP) (in thousands)

		Three Months Ended October 31, 2008					Three Months Ended October 31, 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$334,530	$16,129	$87,802	$-	$406,203	$333,626	$20,678	$84,006	$1,002	$397,956
Exclude straight-line rent adjustment (1)	(6,110)	-	-	-	(6,110)	(3,148)	-	-	-	(3,148)

Adjusted revenues	328,420	16,129	87,802	-	400,093	330,478	20,678	84,006	1,002	394,808

Operating expenses	200,857	7,295	66,096	-	259,658	201,274	13,439	59,298	(845)	246,288
Add back non-Real Estate depreciation and amortization (b)	3,119	-	1,326	-	4,445	3,411	-	3,754	-	7,165
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	64	-	64	-	-	72	-	72
Exclude straight-line rent adjustment (2)	(1,587)	-	-	-	(1,587)	(1,480)	-	-	-	(1,480)
Exclude preference payment	(877)	-	-	-	(877)	(937)	-	-	-	(937)

Adjusted operating expenses	201,512	7,295	67,486	-	261,703	202,268	13,439	63,124	(845)	251,108

Add interest and other income	6,789	293	602	-	7,098	17,544	438	2,307	542	19,955
Add equity in earnings (loss) of unconsolidated entities	(3,198)	110	3,925	-	617	(6,526)	112	5,987	-	(651)
Remove gain on disposition recorded on equity method	(200)	-	200	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense (see below)	8,787	-	(8,787)	-	-	10,034	-	(10,034)	-	-

Net Operating Income	139,086	9,237	16,256	-	146,105	149,262	7,789	19,142	2,389	163,004

Interest expense	(98,544)	(3,617)	(16,227)	-	(111,154)	(88,241)	(2,514)	(19,137)	(296)	(105,160)

Gain (loss) on early extinguishment of debt	4,181	-	(29)	-	4,152	(4,719)	(429)	(5)	-	(4,295)

Equity in earnings (loss) of unconsolidated entities	3,198	(110)	(3,925)	-	(617)	6,526	(112)	(5,987)	-	651

Gain on disposition of equity method rental properties	200	-	-	-	200	-	-	-	-	-

Equity method depreciation and amortization expense (see above)	(8,787)	-	8,787	-	-	(10,034)	-	10,034	-	-

Gain (loss) on disposition of rental properties and other investments	-	-	-	-	-	172	-	-	(1,031)	(859)

Depreciation and amortization - Real Estate Groups (a)	(62,324)	(1,044)	(8,399)	-	(69,679)	(51,003)	(2,343)	(9,892)	(7)	(58,559)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(2,944)	(114)	(388)	-	(3,218)	(3,568)	(195)	(142)	(11)	(3,526)

Straight-line rent adjustment (1) + (2)	4,523	-	-	-	4,523	1,668	-	-	-	1,668

Preference payment	(877)	-	-	-	(877)	(937)	-	-	-	(937)

Earnings (loss) before income taxes	(22,288)	4,352	(3,925)	-	(30,565)	(874)	2,196	(5,987)	1,044	(8,013)

Income tax provision	11,414	-	-	-	11,414	(1,706)	-	-	(404)	(2,110)
Minority interest	(4,462)	(4,462)	-	-	-	(2,308)	(2,308)	-	-	-
Equity in earnings (loss) of unconsolidated entities	(3,198)	110	3,925	-	617	(6,526)	112	5,987	-	(651)

Earnings (loss) from continuing operations	(18,534)	-	-	-	(18,534)	(11,414)	-	-	640	(10,774)

Discontinued operations, net of tax	-	-	-	-	-	640	-	-	(640)	-

Net loss	$(18,534)	$-	$-	$-	$(18,534)	$(10,774)	$-	$-	$-	$(10,774)

(a) Depreciation and amortization - Real Estate Groups	$62,324	$1,044	$8,399	$-	$69,679	$51,003	$2,343	$9,892	$7	$58,559
(b) Depreciation and amortization - Non-Real Estate	3,119	-	1,326	-	4,445	3,411	-	3,754	-	7,165

Total depreciation and amortization	$65,443	$1,044	$9,725	$-	$74,124	$54,414	$2,343	$13,646	$7	$65,724

(c) Amortization of mortgage procurement costs - Real Estate Groups	$2,944	$114	$388	$-	$3,218	$3,568	$195	$142	$11	$3,526
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	64	-	64	-	-	72	-	72

Total amortization of mortgage procurement costs	$2,944	$114	$452	$-	$3,282	$3,568	$195	$214	$11	$3,598

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (Loss) (GAAP) (in thousands)

	Nine Months Ended October 31, 2008					Nine Months Ended October 31, 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$972,415	$47,695	$287,144	$706	$1,212,570	$889,577	$51,323	$257,228	$25,601	$1,121,083
Exclude straight-line rent adjustment (1)	(8,202)	-	-	-	(8,202)	(16,148)	-	-	-	(16,148)

Adjusted revenues	964,213	47,695	287,144	706	1,204,368	873,429	51,323	257,228	25,601	1,104,935

Operating expenses	594,623	24,338	211,607	287	782,179	547,052	24,087	172,251	19,885	715,101
Add back non-Real Estate depreciation and amortization (b)	9,940	-	14,765	-	24,705	7,430	-	6,271	-	13,701
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	-	-	169	-	169	-	-	105	-	105
Exclude straight-line rent adjustment (2)	(4,780)	-	-	-	(4,780)	(6,860)	-	-	-	(6,860)
Exclude preference payment	(2,744)	-	-	-	(2,744)	(2,771)	-	-	-	(2,771)

Adjusted operating expenses	597,039	24,338	226,541	287	799,529	544,851	24,087	178,627	19,885	719,276

Add interest and other income	28,077	1,420	3,685	35	30,377	52,366	1,862	9,158	751	60,413
Add equity in earnings (loss) of unconsolidated entities	(18,422)	(17)	19,455	-	1,050	2,608	696	(3,112)	-	(1,200)
Remove gain on disposition recorded on equity method	(1,081)	-	1,081	-	-	(2,106)	-	2,106	-	-
Add back provision for decline in real estate of equity method rental properties	5,661	-	(5,661)	-	-	-	-	-	-	-
Add back equity method depreciation and amortization expense (see below)	26,497	-	(26,497)	-	-	28,821	-	(28,821)	-	-

Net Operating Income	407,906	24,760	52,666	454	436,266	410,267	29,794	57,932	6,467	444,872

Interest expense	(264,265)	(10,359)	(52,407)	(235)	(306,548)	(237,748)	(11,385)	(52,434)	(3,904)	(282,701)

Loss on early extinguishment of debt	(1,050)	(119)	(51)	-	(982)	(8,903)	(1,250)	(464)	(363)	(8,480)

Equity in earnings (loss) of unconsolidated entities	18,422	17	(19,455)	-	(1,050)	(2,608)	(696)	3,112	-	1,200

Gain on disposition of equity method rental properties	1,081	-	-	-	1,081	2,106	-	-	-	2,106

Provision for decline in real estate of equity method properties	(5,661)	-	-	-	(5,661)	-	-	-	-	-

Equity method depreciation and amortization expense (see above)	(26,497)	-	26,497	-	-	(28,821)	-	28,821	-	-

Gain on disposition of rental properties and other investments	150	-	-	8,627	8,777	603	-	-	105,287	105,890

Preferred return on disposition	-	-	(208)	-	(208)	-	-	(5,034)	-	(5,034)

Provision for decline in real estate	(365)	-	-	-	(365)	-	-	-	-	-

Depreciation and amortization - Real Estate Groups (a)	(192,350)	(3,575)	(25,167)	(95)	(214,037)	(162,512)	(6,168)	(27,273)	(1,941)	(185,558)

Amortization of mortgage procurement costs - Real Estate Groups (c)	(9,051)	(383)	(1,330)	(11)	(10,009)	(8,971)	(616)	(1,548)	(80)	(9,983)

Straight-line rent adjustment (1) + (2)	3,422	-	-	-	3,422	9,288	-	-	-	9,288

Preference payment	(2,744)	-	-	-	(2,744)	(2,771)	-	-	-	(2,771)

Earnings (loss) before income taxes	(71,002)	10,341	(19,455)	8,740	(92,058)	(30,070)	9,679	3,112	105,466	68,829

Income tax provision	27,270	-	-	(3,377)	23,893	12,943	-	-	(40,752)	(27,809)
Minority interest	(10,324)	(10,324)	-	-	-	(10,375)	(10,375)	-	-	-
Equity in earnings (loss) of unconsolidated entities	(18,422)	(17)	19,455	-	1,050	2,608	696	(3,112)		(1,200)

Earnings (loss) from continuing operations	(72,478)	-	-	5,363	(67,115)	(24,894)	-	-	64,714	39,820

Discontinued operations, net of tax	5,363	-	-	(5,363)	-	64,714	-	-	(64,714)	-

Net earnings (loss)	$(67,115)	$-	$-	$-	$(67,115)	$39,820	$-	$-	$-	$39,820

(a) Depreciation and amortization - Real Estate Groups	$192,350	$3,575	$25,167	$95	$214,037	$162,512	$6,168	$27,273	$1,941	$185,558
(b) Depreciation and amortization - Non-Real Estate	9,940	-	14,765	-	24,705	7,430	-	6,271	-	13,701

Total depreciation and amortization	$202,290	$3,575	$39,932	$95	$238,742	$169,942	$6,168	$33,544	$1,941	$199,259

(c) Amortization of mortgage procurement costs - Real Estate Groups	$9,051	$383	$1,330	$11	$10,009	$8,971	$616	$1,548	$80	$9,983
(d) Amortization of mortgage procurement costs - Non-Real Estate	-	-	169	-	169	-	-	105	-	105

Total amortization of mortgage procurement costs	$9,051	$383	$1,499	$11	$10,178	$8,971	$616	$1,653	$80	$10,088

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations as of October 31, 2008

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2008	67	205,242	1.60%	$4,577,265	1.58%	$28.89
2009	273	860,499	6.69	17,008,796	5.89	25.04
2010	240	626,732	4.87	15,450,509	5.35	30.40
2011	324	1,128,003	8.77	30,089,434	10.41	30.14
2012	216	861,759	6.70	22,156,672	7.67	29.25
2013	219	1,024,433	7.96	25,631,976	8.87	27.73
2014	160	754,622	5.86	16,472,058	5.70	27.95
2015	172	715,589	5.56	18,775,307	6.50	29.88
2016	240	1,208,927	9.40	34,367,460	11.89	39.12
2017	165	1,136,026	8.83	26,018,052	9.00	26.27
2018	162	901,297	7.01	18,740,455	6.48	22.58
Thereafter	107	3,442,250	26.75	59,714,119	20.66	19.39

Total	2,345	12,865,379	100.00%	$289,002,103	100.00%	$26.49

(1)	GLA = Gross Leasable Area.
(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations as of October 31, 2008

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)

2008	25	187,729	1.72%	$3,640,395	1.18%	$21.77
2009	93	596,767	5.48	12,253,386	3.96	23.36
2010	75	1,158,269	10.64	24,215,387	7.83	24.58
2011	62	684,218	6.28	16,518,525	5.34	27.06
2012	53	1,015,403	9.32	29,762,230	9.62	30.91
2013	65	1,126,643	10.35	25,919,810	8.38	24.50
2014	23	680,506	6.25	15,452,552	5.00	27.54
2015	7	199,474	1.83	3,671,340	1.19	19.15
2016	17	452,556	4.16	9,039,241	2.92	22.44
2017	18	267,072	2.45	8,272,961	2.68	33.84
2018	14	818,550	7.52	25,494,765	8.25	34.31
Thereafter	39	3,703,250	34.00	134,968,850	43.65	38.14

Total	491	10,890,437	100.00%	$309,209,442	100.00%	$30.77

(1)	GLA = Gross Leasable Area.
(2)
Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at our ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants as of October 31, 2008

(Based on net base rent 1% or greater of the Company’s ownership share)

	NUMBER	LEASED	PERCENTAGE OF
	OF	SQUARE	TOTAL RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	6	515,097	4.01%

Bass Pro Shops, Inc.	3	510,855	3.97

Regal Entertainment Group	5	379,072	2.95

The Gap	25	315,281	2.45

TJX Companies	9	291,131	2.26

The Home Depot	2	282,000	2.19

Dick’s Sporting Goods	5	257,486	2.00

Circuit City Stores, Inc. (1)	8	241,032	1.87

Abercrombie & Fitch Stores, Inc.	30	223,567	1.74

The Limited	37	213,174	1.66

Footlocker, Inc.	37	143,005	1.11

Pathmark Stores, Inc.	2	123,500	0.96

Ahold USA (Stop & Shop)	2	115,861	0.90

Subtotal	171	3,611,061	28.07

All Others	2,174	9,254,318	71.93

Total	2,345	12,865,379	100.00%

(1)
Circuit City filed bankruptcy on November 10, 2008. The eight leases included above (with annual net base rent of $5,017,000 on leases expiring at various times through 2022) were not included in the 155 initial store closings previously announced by the tenant.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants as of October 31, 2008

(Based on net base rent 2% or greater of the Company’s ownership share)

	LEASED	PERCENTAGE OF
	SQUARE	TOTAL OFFICE
TENANT	FEET	SQUARE FEET

City of New York	890,185	8.17%

Millennium Pharmaceuticals, Inc.	693,743	6.37

U.S. Government	658,404	6.05

Wellchoice, Inc.	458,209	4.21

Morgan Stanley & Co.	444,685	4.08

Securities Industry Automation Corp.	433,971	3.99

Forest City Enterprises, Inc. (1)	414,028	3.80

JP Morgan Chase & Co. (2)	385,254	3.54

Bank of New York	323,043	2.97

National Grid	293,782	2.70

Alkermes, Inc.	210,248	1.93

Clearbridge Advisors, LLC, a Legg Mason Company	193,249	1.77

Covington & Burling, LLP	160,565	1.47

Seyfarth Shaw, LLP	96,909	0.89

Subtotal	5,656,275	51.94

All Others	5,234,162	48.06

Total	10,890,437	100.00%

(1)	All intercompany rental income is eliminated in consolidation.
(2)	Includes leased square feet formerly held by Bear Stearns.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2008
2008 Openings and Acquisitions (10)

								Cost at FCE
			Date		Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Opened /	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of		Leasable
Property	Location	Acq (A)	Acquired	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units		Area

						(in millions)

Retail Centers:
Orchard Town Center	Westminster, CO	D	Q1-08	100.0%	100.0%	$165.0	$165.0	$165.0	980,000		565,000	(f)
Shops at Wiregrass	Tampa, FL	D	Q3-08	50.0%	100.0%	150.8	150.8	150.8	642,000		352,000
White Oak Village	Richmond, VA	D	Q3-08	50.0%	100.0%	68.2	68.2	68.2	800,000		294,000

						$384.0	$384.0	$384.0	2,422,000		1,211,000

Office:
818 Mission Street (c)	San Francisco, CA	A	Q1-08	50.0%	50.0%	$0.0	$22.0	$11.0	34,000
Johns Hopkins - 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	76.6%	76.6%	108.2	108.2	82.9	278,000	(i)

						$108.2	$130.2	$93.9	312,000

Residential:
Lucky Strike	Richmond, VA	D	Q1-08	100.0%	100.0%	$38.8	$38.8	$38.8	131
Uptown Apartments (c) (e)	Oakland, CA	D	Q1-08/Q4-08	50.0%	50.0%	0.0	206.0	103.0	665
Mercantile Place on Main (e)	Dallas, TX	D	Q1-08/Q4-08	100.0%	100.0%	146.6	146.6	146.6	366	(j)
Barrington Place (c)	Raleigh, NC	A	Q3-08	49.0%	49.0%	0.0	23.2	11.4	274
Legacy Arboretum (c)	Charlotte, NC	A	Q3-08	49.0%	49.0%	0.0	22.4	11.0	266

						$185.4	$437.0	$310.8	1,702

Total Openings and Acquisitions (d)						$677.6	$951.2	$788.7

Residential Phased-In Units (c) (e):									Opened in ‘08 / Total

Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	$0.0	$24.6	$12.3	96/304
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	0.0	15.9	8.0	132/216
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7	108/348

Total (g)						$0.0	$65.8	$33.0	336/868

         See attached footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2008
Under Construction (12)

								Cost at FCE
					Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Sq. ft./		Gross
		Dev (D)	Anticipated	FCE Legal	FCE % (h)	Consolidation	at 100%	(Non-GAAP) (b)	No. of		Leasable		Lease
Property	Location	Acq (A)	Opening	Ownership % (h)	(1)	(GAAP) (a)	(2)	(1) X (2)	Units		Area		Commitment %

						(in millions)

Retail Centers:
Promenade at Temecula Expansion	Temecula, CA	D	Q1-09	75.0%	75.0%	$106.4	$106.4	$79.8	127,000		127,000		63%
Village at Gulfstream (c)	Hallandale, FL	D	Q3-09	50.0%	50.0%	0.0	200.6	100.3	493,000		493,000	(l)	49%
East River Plaza (c) (e)	Manhattan, NY	D	Q4-09/Q1-10	35.0%	50.0%	0.0	407.4	203.7	517,000		517,000		70%
Ridge Hill (e)	Yonkers, NY	D	Q1-10/Q3-10	70.0%	100.0%	670.7	670.7	670.7	1,200,000		1,200,000	(m)	15%

						$777.1	$1,385.1	$1,054.5	2,337,000		2,337,000

Office:
Mesa Del Sol Town Center (c)	Albuquerque, NM	D	Q4-08	47.5%	47.5%	$0.0	$18.7	$8.9	74,000	(n)			24%
Mesa Del Sol – Fidelity (c) (e)	Albuquerque, NM	D	Q4-08/Q3-09	47.5%	47.5%	0.0	32.4	15.4	210,000				100%
Waterfront Station – East 4th & West 4th Buildings (c)	Washington, DC	D	Q1-10	45.0%	45.0%	0.0	330.2	148.6	628,000	(o)			98%

						$0.0	$381.3	$172.9	912,000

Residential:
Hamel Mill Lofts (formerly Haverhill) (e)	Haverhill, MA	D	Q4-08/Q2-09	100.0%	100.0%	$76.4	$76.4	$76.4	305
Legacy Crossroads (c) (e)	Cary, NC	A/D	Q4-08/Q3-09	50.0%	50.0%	0.0	41.0	20.5	344
80 Dekalb Avenue (e)	Brooklyn, NY	D	Q3-09/Q1-10	70.0%	100.0%	163.3	163.3	163.3	365
Presidio	San Francisco, CA	D	Q2-10	100.0%	100.0%	108.1	108.1	108.1	161
Beekman (e)	Manhattan, NY	D	Q2-10/11	49.0%	70.0%	875.7	875.7	613.0	904

						$1,223.5	$1,264.5	$981.3	2,079

Total Under Construction (k)						$2,000.6	$3,030.9	$2,208.7

Residential Phased-In Units (c) (e):									Under Const./Total
Sutton Landing	Brimfield, OH	D	2007-09	50.0%	50.0%	$0.0	$15.9	$8.0	60/216
Stratford Crossing	Wadsworth, OH	D	2007-10	50.0%	50.0%	0.0	25.3	12.7	132/348

Total (p)						$0.0	$41.2	$20.7	192/564

     See attached footnotes.
     Military Housing-see Footnote q

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

October 31, 2008 Footnotes
(a)
Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)
Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)
Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)
The difference between the full consolidation cost amount (GAAP) of $677.6 million to the Company’s pro-rata share (a non-GAAP measure) of $788.7 million consists of a reduction to full consolidation for minority interest of $25.3 million of cost and the addition of its share of cost for unconsolidated investments of $136.4 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	Includes 177,000 square feet for Target and 97,000 square feet for JC Penney that opened in Q3-06, as well as 16,000 square feet of office space.

(g)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $33.0 million consists of the Company’s share of cost for unconsolidated investments of $33.0 million.

(h)
As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership.

(i)	Includes 22,000 square feet of retail space.

(j)	Includes 18,000 square feet of retail space.

(k)
The difference between the full consolidation cost amount (GAAP) of $2,000.6 million to the Company’s pro-rata share (a non-GAAP measure) of $2,208.7 million consists of a reduction to full consolidation for minority interest of $289.3 million of cost and the addition of its share of cost for unconsolidated investments of $497.4 million.

(l)	Includes 86,000 square feet of office space.

(m)	Includes 156,000 square feet of office space.

(n)	Includes 22,000 square feet of retail space.

(o)	Includes 85,000 square feet of retail space.

(p)
The difference between the full consolidation cost amount (GAAP) of $0.0 million to the Company’s pro-rata share (a non-GAAP measure) of $20.7 million consists of the Company’s share of cost for unconsolidated investments of $20.7 million.

(q)
Below is a summary of our equity method investments for Military Housing Development projects. The Company provides services for these projects including development, construction, and management and receives agreed upon fees for these services. (See pages 6-7 for net fee revenue included in NOI.)

		Anticipated	FCE	Cost at Full	Total Cost	Sq. ft./
Property	Location	Opening	Pro-Rata % (h)	Consolidation (a)	at 100%	No. of Units

				(in millions)

Military Housing – Openings (1)
Ohana Military Communities, Hawaii Increment I	Honolulu, HI	2005-Q2-08	*	$0.0	$316.5	1,952

Military Housing – Under Construction (7)
Midwest Millington	Memphis, TN	2008-2009	*	0.0	38.1	318
Navy Midwest	Chicago, IL	2006-2009	*	0.0	264.7	1,658
Air Force Academy	Colorado Springs, CO	2007-2009	50.0%	0.0	82.5	427
Marines, Hawaii Increment II	Honolulu, HI	2007-2010	*	0.0	338.8	1,175
Navy, Hawaii Increment III	Honolulu, HI	2007-2010	*	0.0	614.6	2,519
Pacific Northwest Communities	Seattle, WA	2007-2010	*	0.0	264.5	2,986
Hawaii Phase IV	Kaneohe, HI	2007-2014	*	0.0	257.9	917

Total Under Construction				0.0	1,861.1	10,000

Total Military Housing (8)				$0.0	$2,177.6	11,952

*	The Company’ share of residual cash flow ranges from 0-20% during the life cycle of the project.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
October 31, 2008
Equity Requirements for Projects Under Construction

		Less			Plus
		Unconsolidated	Full	Less	Unconsolidated	Pro - Rata
		Investments	Consolidation	Minority	Investments	Consolidation
	100%	at 100%	(GAAP)	Interest	at Pro Rata	(Non-GAAP)

	(dollars in millions)

Total Under Construction	$3,030.9	$1,030.3	$2,000.6	$289.3	$497.4	$2,208.7
Total Loan Draws and Other Sources at Completion (1)	2,355.6	709.3	1,646.3	225.5	353.5	1,774.3

Net Equity at Completion	$675.3	$321.0	$354.3	$63.8	$143.9	$434.4

Net Costs Incurred to Date	$1,425.7	$606.0	$819.7	$118.8	$295.9	$996.8
Loan Draws to Date	775.0	262.1	512.9	62.0	130.5	581.4

Net Equity to Date	$650.7	$343.9	$306.8	$56.8	$165.4	$415.4

% of Total Equity	96%		87%			96%

Remaining Costs	$1,605.2	$424.3	$1,180.9	$170.6	$201.5	$1,211.8
Remaining Loan Draws and Other Sources (2)	1,580.6	447.2	1,133.4	163.5	223.1	1,193.0

Remaining Equity	$24.6	$(22.9)	$47.5	$7.1	$(21.6)	$18.8

% of Total Equity	4%		13%			4%
(1)	“Other Sources” includes third party subsidies, tax credit proceeds and outlot land sales.

(2)
Four of the loan commitments require specific leasing hurdles to be achieved prior to drawing the final amount of the loan. The Company estimates that approximately $199.2 million at 100%, $145.0 million at full consolidation, and $151.0 million at pro-rata consolidation of loan commitments could be at risk should these leasing hurdles not be achieved.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Projects under Development Debt
We use nonrecourse mortgage debt for the financing of our development pipeline. We draw on these financings to partially fund the cost incurred with the development of our real estate. As of October 31, 2008, the detail of how much is outstanding compared to the total commitment under the financing is as follows:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Fixed	$–	$–	$107,725	$107,725
Variable (1)
Taxable	511,984	65,375	190,048	636,657
Tax-Exempt	247,348	61,986	20,000	205,362

Total outstanding on projects under development	$759,332	$127,361	$317,773	$949,744

Fixed	$–	$–	$107,728	$107,728
Variable
Taxable	1,574,868	210,109	423,208	1,787,967
Tax-Exempt	247,348	61,986	20,000	205,362

Total available commitment	$1,822,216	$272,095	$550,936	$2,101,057
(1)
Outstanding debt of $135,356 and $182,716, at full and pro-rata consolidation, respectively, is listed as Restricted Cash in our Consolidated Balance Sheet. For bonds issued in conjunction with development, the local housing authority issued the full amount of the bonds at the beginning of construction and, until costs are incurred, bond funds must remain in escrow held by a financial institution affiliated with the bond issuance.

Mortgage Financings
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those operating projects financed with taxable debt, we generally seek long-term, fixed-rate financing for those real estate project loans that mature within the next 12 months, as well as those real estate projects that are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable-rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to refinance and/or extend the maturities of the nonrecourse debt that is coming due in the next 24 months. During the nine months ended October 31, 2008, we completed the following financings:

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
Purpose of Financing	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)

Refinancings	$561,960	$11,850	$102,936	$653,046
Development projects and acquisitions (1)	1,008,625	206,720	215,243	1,017,148
Loan extensions/additional fundings	336,582	51,375	15,112	300,319

	$1,907,167	$269,945	$333,291	$1,970,513

(1)	Represents the full amount available to be drawn on the loans.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of October 31, 2008

	Period Ending January 31, 2009				Fiscal Year Ending January 31, 2010

			Plus				Plus
	Full	Less	Unconsolidated	Pro-Rata	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

Fixed:
Fixed-rate debt	$16,305	$551	$26,404	$42,158	$239,195	$12,894	$39,201	$265,502
Weighted average rate	6.46%	6.54%	6.13%	6.25%	6.83%	7.02%	6.71%	6.80%

Variable:
Variable-rate debt	75,882	12,051	30,475	94,306	598,974	71,440	169,372	696,906
Weighted average rate	5.24%	5.28%	5.31%	5.25%	5.76%	7.14%	4.65%	5.35%

Tax-Exempt	–	–	4,050	4,050	–	–	40,000	40,000
Weighted average rate	–%	–%	3.32%	3.32%	–%	–%	1.86%	1.86%

Total variable-rate debt	75,882	12,051	34,525	98,356	598,974	71,440	209,372	736,906

Total Nonrecourse Mortgage Debt	$92,187	$12,602	$60,929	$140,514	$838,169	$84,334	$248,573	$1,002,408
Weighted Average Rate	5.45%	5.33%	5.53%	5.50%	6.07%	7.12%	4.53%	5.60%

	Fiscal Year Ending January 31, 2011				Fiscal Year Ending January 31, 2012

			Plus				Plus
	Full	Less	Unconsolidated	Pro-Rata	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

Fixed:
Fixed-rate debt	$161,275	$4,368	$23,156	$180,063	$370,983	$3,572	$74,342	$441,753
Weighted average rate	7.18%	5.06%	7.08%	7.22%	7.04%	5.00%	6.28%	6.93%

Variable:
Variable-rate debt	348,500	–	21,120	369,620	98,815	–	44,077	142,892
Weighted average rate	4.51%	–%	4.36%	4.50%	4.63%	–%	5.30%	4.84%

Tax-Exempt	–	–	–	–	670	67	–	603
Weighted average rate	–%	–%	–%	–%	2.32%	2.32%	–%	2.32%

Total variable-rate debt	348,500	–	21,120	369,620	99,485	67	44,077	143,495

Total Nonrecourse Mortgage Debt	$509,775	$4,368	$44,276	$549,683	$470,468	$3,639	$118,419	$585,248
Weighted Average Rate	5.36%	5.06%	5.78%	5.39%	6.53%	4.96%	5.91%	6.41%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of October 31, 2008

	Fiscal Year Ending January 31, 2013				Thereafter

			Plus				Plus
	Full	Less	Unconsolidated	Pro-Rata	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

Fixed:
Fixed-rate debt	$330,098	$6,906	$29,966	$353,158	$2,979,992	$156,852	$843,607	$3,666,747
Weighted average rate	5.98%	6.27%	6.52%	6.02%	5.80%	5.98%	5.67%	5.77%

Variable:
Variable-rate debt	45,366	–	3,237	48,603	698,825	–	34,609	733,434
Weighted average rate	6.48%	–%	3.93%	6.31%	6.34%	–%	3.95%	6.23%

Tax-Exempt	204,760	62,057	–	142,703	658,134	21,137	161,805	798,802
Weighted average rate	3.46%	3.47%	–%	3.46%	3.00%	3.01%	3.58%	3.12%

Total variable-rate debt	250,126	62,057	3,237	191,306	1,356,959	21,137	196,414	1,532,236

Total Nonrecourse Mortgage Debt	$580,224	$68,963	$33,203	$544,464	$4,336,951	$177,989	$1,040,021	$5,198,983
Weighted Average Rate	5.13%	3.75%	6.27%	5.37%	5.46%	5.63%	5.29%	5.42%

	Total

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

Fixed:
Fixed-rate debt	$4,097,848	$185,143	$1,036,676	$4,949,381
Weighted average rate	6.05%	6.02%	5.82%	6.00%

Variable:
Variable-rate debt	1,866,362	83,491	302,890	2,085,761
Weighted average rate	5.68%	6.87%	4.70%	5.49%

Tax-Exempt	863,564	83,261	205,855	986,158
Weighted average rate	3.11%	3.35%	3.24%	3.12%

Total variable-rate debt	2,729,926	166,752	508,745	3,071,919

Total Nonrecourse Mortgage Debt	$6,827,774	$351,895	$1,545,421	$8,021,300
Weighted Average Rate	5.58%	5.59%	5.26%	5.51%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following tables provide detail of our maturities for 2008, 2009 and 2010 as of October 31, 2008, as well as the level of exposure to various lending sources, operating/development designation and product type:
Upcoming Maturities Summary (dollars in thousands)
As of October 31, 2008

		Less				Plus
		Unconsolidated	Full		Less	Unconsolidated	Pro - Rata
		Investments	Consolidation		Minority	Investments	Consolidation
Period Ending January 31, 2009	100%	at 100%	(GAAP)		Interest	at Pro Rata	(Non-GAAP)

Total Maturities	$217,244	$125,057	$92,187	(2)	$12,602	$60,929	$140,514	(3)
Less: Scheduled Payments	38,064	20,787	17,277		552	10,898	27,623

Net Maturities	179,180	104,270	74,910		12,050	50,031	112,891

Closed Loans (5)	29,138	29,138	-		-	12,465	12,465
Committed Deals / Automatic Extensions (5)	76,680	26,894	49,786		11,659	13,447	51,574

Subtotal	105,818	56,032	49,786		11,659	25,912	64,039

Remaining to Finance	$73,362	$48,238	$25,124		$391	$24,119	48,852

		Less				Plus
		Unconsolidated	Full		Less	Unconsolidated	Pro - Rata
		Investments	Consolidation		Minority	Investments	Consolidation
Fiscal Year Ending January 31, 2010	100%	at 100%	(GAAP)		Interest	at Pro Rata	(Non-GAAP)

Total Maturities	$1,314,768	$476,599	$838,169	(2)	$84,334	$248,573	$1,002,408	(3)
Less: Scheduled Payments	89,658	21,466	68,192		1,919	11,643	77,916

Net Maturities	1,225,110	455,133	769,977		82,415	236,930	924,492

Closed Loans (5)	15,679	15,679	-		-	5,226	5,226
Committed Deals / Automatic Extensions (5)	193,248	27,608	165,640		-	16,882	182,522
Extension Available (1)	494,411	227,125	267,286		-	127,134	394,420

Subtotal	703,338	270,412	432,926		-	149,242	582,168

Remaining to Finance	$521,772	$184,721	$337,051		$82,415	$87,688	$342,324

		Less				Plus
		Unconsolidated	Full		Less	Unconsolidated	Pro - Rata
		Investments	Consolidation		Minority	Investments	Consolidation
Fiscal Year Ending January 31, 2011	100%	at 100%	(GAAP)		Interest	at Pro Rata	(Non-GAAP)

Total Maturities	$601,663	$91,888	$509,775	(2)	$4,368	$44,276	$549,683	(3)
Less: Scheduled Payments	96,553	23,633	72,920		1,979	12,276	83,217
Add: Corporate Debt (4)	233,900	-	233,900		-	-	233,900

Net Maturities	739,010	68,255	670,755		2,389	32,000	700,366

Closed Loans (5)	33,680	831	32,849		-	411	33,260
Committed Deals / Automatic Extensions (5)	-	-	-		-	-	-
Extension Available (1)	268,375	30,708	237,667		480	14,636	251,823

Subtotal	302,055	31,539	270,516		480	15,047	285,083

Remaining to Finance	$436,955	$36,716	$400,239		$1,909	$16,953	$415,283

(1)	Includes loans that have extensions based upon pre-determined underwriting qualifications.
(2)	Excludes maturities of the Company’s notes payable of $1,937, $3,204 and $1,113 for the years ending January 31, 2009, 2010 and 2011, respectively.
(3)	Excludes maturities of the Company’s notes payable of $2,007, $17,089 and $4,055 for the years ending January 31, 2009, 2010 and 2011, respectively.
(4)	The bank revolving credit facility amount of $213,500 outstanding at October 31, 2008 has a maximum commitment of $750,000.
(5)	Reflects activity through December 2, 2008.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities at 100%, by Operations and Development Projects(dollars in thousands)
As of October 31, 2008

				Total
Fiscal Year Ending January 31,	2009	2010	2011	by Type	Percent	Max		Median

Operating	$105,818	$675,441	$482,768	$1,264,027	59%	$213,500	(4)	$13,000

Development/ Land	73,362	549,669	256,242	879,273	41%	$205,268		$8,899

Total By Maturity	$179,180	$1,225,110	$739,010	$2,143,300	100%	$213,500		$10,841

Net Maturities at 100%, by Lender Type (dollars in thousands)
As of October 31, 2008

Fiscal Year Ending January 31,	2009	2010	2011	Total	Percent	Max		Median

Conventional Lenders	$129,474	$790,017	$575,764	$1,495,255	70%	$213,500	(4)	$10,420

Life Insurance	-	165,210	45,858	211,068	10%	63,304		45,858

Fannie/Freddie	47,932	112,383	28,334	188,649	9%	80,000		8,140

State and Local Government	1,774	-	11,687	13,461	1%	6,000		1,774

Securitized	-	157,500	77,367	234,867	11%	77,367		69,750

Total By Maturity	$179,180	$1,225,110	$739,010	$2,143,300	100%	$213,500		$10,841

Net Maturities at 100%, by Product Type (dollars in thousands)
As of October 31, 2008

Fiscal Year Ending January 31,	2009	2010	2011	Total	Percent	Max	Median

Apartments	$73,763	$200,339	$65,452	$339,554	16%	$80,000	$13,826

Retail	8,100	503,501	327,530	839,131	39%	205,268	11,500

Office	49,786	217,768	48,145	315,699	15%	73,500	17,550

Hotel	-	18,000	45,858	63,858	3%	45,858	31,929

Land	47,531	285,502	18,125	351,158	16%	176,891	5,444

Corporate	-	-	233,900	233,900	11%	213,500	116,950

Total By Maturity	$179,180	$1,225,110	$739,010	$2,143,300	100%	$213,500	$10,841

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities by Operations and Development Projects (dollars in thousands)
As of October 31, 2008

					Less Unconsolidated				Full Consolidation
	At 100%				Investments at 100%				(GAAP)
Fiscal Year Ending January 31,	2009	2010	2011	Total	2009	2010	2011	Total	2009	2010	2011	Total

Operating	$105,818	$675,441	$482,768	$1,264,027	$56,032	$160,969	$50,391	$267,392	$49,786	$514,472	$432,377	$996,635
Count	4	22	21	47	3	9	8	20	1	13	13	27

Development/ Land	73,362	549,669	256,242	879,273	48,238	294,164	17,864	360,266	25,124	255,505	238,378	519,007
Count	10	15	5	30	4	9	2	15	6	6	3	15

Total By Maturity	$179,180	$1,225,110	$739,010	$2,143,300	$104,270	$455,133	$68,255	$627,658	$74,910	$769,977	$670,755	$1,515,642
Total Count	14	37	26	77	7	18	10	35	7	19	16	42

Net Maturities by Lender Type (dollars in thousands)
As of October 31, 2008

					Less Unconsolidated				Full Consolidation
	At 100%				Investments at 100%				(GAAP)
Fiscal Year Ending January 31,	2009	2010	2011	Total	2009	2010	2011	Total	2009	2010	2011	Total

Conventional Lenders	$129,474	$790,017	$575,764	$1,495,255	$54,564	$323,669	$41,539	$419,772	$74,910	$466,347	$534,225	$1,075,482
Count	11	24	17	52	4	12	6	22	7	12	11	30

Life Insurance	-	165,210	45,858	211,068	-	39,194	-	39,194	-	126,016	45,858	171,874
Count	-	4	1	5	-	2	-	2	-	2	1	3

Fannie/Freddie	47,932	112,383	28,334	188,649	47,932	92,270	25,932	166,134	-	20,113	2,402	22,515
Count	2	6	3	11	2	4	2	8	-	2	1	3

State and Local Government	1,774	-	11,687	13,461	1,774	-	784	2,558	-	-	10,903	10,903
Count	1	-	4	5	1	-	2	3	-	-	2	2

Securitized	-	157,500	77,367	234,867	-	-	-	-	-	157,500	77,367	234,867
Count	-	3	1	4	-	-	-	-	-	3	1	4

Total By Maturity	$179,180	$1,225,110	$739,010	$2,143,300	$104,270	$455,133	$68,255	$627,658	$74,910	$769,977	$670,755	$1,515,642
Total Count	14	37	26	77	7	18	10	35	7	19	16	42

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Net Maturities by Product Type (dollars in thousands)
As of October 31, 2008

					Less Unconsolidated				Full Consolidation
	At 100%				Investments at 100%				(GAAP)
Fiscal Year Ending January 31,	2009	2010	2011	Total	2009	2010	2011	Total	2009	2010	2011		Total

Apartments	$73,763	$200,339	$65,452	$339,554	$73,763	$107,949	$30,201	$211,913	$-	$92,390	$35,251		$127,641
Count	3	9	6	18	3	5	4	12	-	4	2		6

Retail	8,100	503,501	327,530	839,131	8,100	213,630	2,592	224,322	-	289,871	324,938		614,809
Count	1	12	9	22	1	6	2	9	-	6	7		13

Office	49,786	217,768	48,145	315,699	-	18,252	17,597	35,849	49,786	199,516	30,548		279,850
Count	1	5	5	11	-	2	2	4	1	3	3		7

Hotel	-	18,000	45,858	63,858	-	-	-	-	-	18,000	45,858		63,858
Count	-	1	1	2	-	-	-	-	-	1	1		2

Land	47,531	285,502	18,125	351,158	22,407	115,302	17,865	155,574	25,124	170,200	260		195,584
Count	9	10	3	22	3	5	2	10	6	5	1		12

Corporate	-	-	233,900	233,900	-	-	-	-	-	-	233,900	(4)	233,900
Count	-	-	2	2	-	-	-	-	-	-	2		2

Total By Maturity	$179,180	$1,225,110	$739,010	$2,143,300	$104,270	$455,133	$68,255	$627,658	$74,910	$769,977	$670,755		$1,515,642
Total Count	14	37	26	77	7	18	10	35	7	19	16		42

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed earlier, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, we are not deemed the primary beneficiary.
Consolidated Balance Sheet Information – October 31, 2008 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Assets
Real Estate
Completed rental properties	$8,006,522	$233,215	$1,313,294	$9,086,601
Projects under development	1,925,644	290,943	553,419	2,188,120
Land held for development or sale	194,873	19,248	117,938	293,563

Total Real Estate	10,127,039	543,406	1,984,651	11,568,284
Less accumulated depreciation	(1,382,020)	(46,742)	(326,520)	(1,661,798)

Real Estate, net	8,745,019	496,664	1,658,131	9,906,486

Cash and equivalents	164,677	6,493	15,737	173,921
Restricted cash	332,683	34,041	145,100	443,742
Notes and accounts receivable, net	417,357	13,393	104,153	508,117
Investments in and advances to affiliates	419,925	13,618	(145,222)	261,085
Other assets	869,160	26,503	83,368	926,025

Total Assets	$10,948,821	$590,712	$1,861,267	$12,219,376

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$6,827,774	$351,895	$1,545,421	$8,021,300
Notes payable	169,936	11,689	87,050	245,297
Bank revolving credit facility	213,500	-	-	213,500
Senior and subordinated debt	871,900	-	-	871,900
Accounts payable and accrued expenses	1,116,920	41,126	229,577	1,305,371
Deferred income taxes	473,920	-	-	473,920

Total Liabilities	9,673,950	404,710	1,862,048	11,131,288

Minority Interest	372,804	186,002	(781)	186,021	(1)

Total Shareholders’ Equity	902,067	-	-	902,067

Total Liabilities and Shareholders’ Equity	$10,948,821	$590,712	$1,861,267	$12,219,376

(1)
The $186,021 represents the value of the Class A Common Units exchanged for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio. The reduction in this amount of $12,264 from January 31, 2008 is due to conversion of certain of the Class A Common Units into shares of the Company’s Class A common stock and cash.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Consolidated Balance Sheet Information – January 31, 2008 (unaudited)

			Plus
	Full		Unconsolidated		Pro-Rata
	Consolidation	Less Minority	Investments at	Plus Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Assets
Real Estate
Completed rental properties	$7,561,685	$334,392	$1,208,040	$31,328	$8,466,661
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	155,524	7,658	118,335	-	266,201

Total Real Estate	9,216,704	527,856	1,833,033	31,328	10,553,209
Less accumulated depreciation	(1,244,391)	(73,924)	(301,604)	(1,470)	(1,473,541)

Real Estate, net	7,972,313	453,932	1,531,429	29,858	9,079,668

Cash and equivalents	254,434	12,466	26,217	-	268,185
Restricted cash	248,262	8,970	182,675	-	421,967
Notes and accounts receivable, net	419,090	19,271	46,091	179	446,089
Investments in and advances to affiliates	495,828	14,844	(188,029)	-	292,955
Other assets	829,998	23,826	87,777	1,635	895,584
Operating property assets held for sale	31,672	-	-	(31,672)	-

Total Assets	$10,251,597	$533,309	$1,686,160	$-	$11,404,448

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$6,338,610	$345,849	$1,458,579	$27,700	$7,479,040
Notes payable	143,874	1,101	85,582	-	228,355
Bank revolving credit facility	39,000	-	-	-	39,000
Senior and subordinated debt	886,900	-	-	-	886,900
Accounts payable and accrued expenses	1,015,844	35,659	142,171	798	1,123,154
Deferred income taxes	477,238	-	-	-	477,238
Liabilities of operating property held for sale	28,498	-	-	(28,498)	-

Total Liabilities	8,929,964	382,609	1,686,332	-	10,233,687

Minority Interest	349,517	150,700	(172)	-	198,645	(1)

Total Shareholders’ Equity	972,116	-	-	-	972,116

Total Liabilities and Shareholders’ Equity	$10,251,597	$533,309	$1,686,160	$-	$11,404,448

(1)	The $198,645 represents the value of the Class A Common Units exchanged for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended October 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Pro-Rata
	Consolidation	Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$334,530	$16,129	$87,802	$406,203

Expenses
Operating expenses	200,857	7,295	66,096	259,658
Depreciation and amortization	65,443	1,044	9,725	74,124

	266,300	8,339	75,821	333,782

Interest expense	(98,544)	(3,617)	(16,227)	(111,154)
Amortization of mortgage procurement costs	(2,944)	(114)	(452)	(3,282)
Gain (loss) on early extinguishment of debt	4,181	-	(29)	4,152

Interest and other income	6,789	293	602	7,098
Gain on disposition of rental properties and other investments	-	-	200	200

Earnings (loss) before income taxes	(22,288)	4,352	(3,925)	(30,565)

Income tax benefit
Current	(4,389)	-	-	(4,389)
Deferred	(7,025)	-	-	(7,025)

	(11,414)	-	-	(11,414)

Minority interest	(4,462)	(4,462)	-	-

Equity in earnings (loss) of unconsolidated entities	(3,198)	110	3,925	617

Net loss	$(18,534)	$-	$-	$(18,534)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Nine Months Ended October 31, 2008 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$972,415	$47,695	$287,144	$706	$1,212,570

Expenses
Operating expenses	594,623	24,338	211,607	287	782,179
Depreciation and amortization	202,290	3,575	39,932	95	238,742
Provision for decline in real estate	365	-	5,661	-	6,026

	797,278	27,913	257,200	382	1,026,947

Interest expense	(264,265)	(10,359)	(52,407)	(235)	(306,548)
Amortization of mortgage procurement costs	(9,051)	(383)	(1,499)	(11)	(10,178)
Loss on early extinguishment of debt	(1,050)	(119)	(51)	-	(982)

Interest and other income	28,077	1,420	3,685	35	30,377
Gain on disposition of rental properties and other investments	150	-	873	8,627	9,650

Earnings (loss) before income taxes	(71,002)	10,341	(19,455)	8,740	(92,058)

Income tax expense (benefit)
Current	(14,561)	-	-	(1,119)	(15,680)
Deferred	(12,709)	-	-	4,496	(8,213)

	(27,270)	-	-	3,377	(23,893)

Minority interest	(10,324)	(10,324)	-	-	-

Equity in earnings (loss) of unconsolidated entities	(18,422)	(17)	19,455	-	1,050

Earnings (loss) from continuing operations	(72,478)	-	-	5,363	(67,115)

Discontinued operations, net of tax:
Operating earnings from rental properties	69	-	-	(69)	-
Gain on disposition of rental properties	5,294	-	-	(5,294)	-

	5,363	-	-	(5,363)	-

Net loss	$(67,115)	$-	$-	$-	$(67,115)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Three months ended October 31, 2007 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$333,626	$20,678	$84,006	$1,002	$397,956

Expenses
Operating expenses	201,274	13,439	59,298	(845)	246,288
Depreciation and amortization	54,414	2,343	13,646	7	65,724

	255,688	15,782	72,944	(838)	312,012

Interest expense	(88,241)	(2,514)	(19,137)	(296)	(105,160)
Amortization of mortgage procurement costs	(3,568)	(195)	(214)	(11)	(3,598)
Loss on early extinguishment of debt	(4,719)	(429)	(5)	-	(4,295)

Interest and other income	17,544	438	2,307	542	19,955
Gain (loss) on disposition of rental properties and other investments	172	-	-	(1,031)	(859)

Earnings (loss) before income taxes	(874)	2,196	(5,987)	1,044	(8,013)

Income tax expense (benefit)
Current	(16,353)	-	-	19,527	3,174
Deferred	18,059	-	-	(19,123)	(1,064)

	1,706	-	-	404	2,110

Minority interest	(2,308)	(2,308)	-	-	-

Equity in earnings (loss) of unconsolidated entities	(6,526)	112	5,987	-	(651)

Earnings (loss) from continuing operations	(11,414)	-	-	640	(10,774)

Discontinued operations, net of tax:
Operating earnings from rental properties	1,273	-	-	(1,273)	-
Loss on disposition of rental properties	(633)	-	-	633	-

	640	-	-	(640)	-

Net loss	$(10,774)	$-	$-	$-	$(10,774)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information — Nine months ended October 31, 2007 (Unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

Revenues from real estate operations	$889,577	$51,323	$257,228	$25,601	$1,121,083

Expenses
Operating expenses	547,052	24,087	172,251	19,885	715,101
Depreciation and amortization	169,942	6,168	33,544	1,941	199,259

	716,994	30,255	205,795	21,826	914,360

Interest expense	(237,748)	(11,385)	(52,434)	(3,904)	(282,701)
Amortization of mortgage procurement costs	(8,971)	(616)	(1,653)	(80)	(10,088)
Loss on early extinguishment of debt	(8,903)	(1,250)	(464)	(363)	(8,480)

Interest and other income	52,366	1,862	9,158	751	60,413
Gain (loss) on disposition of rental properties and other investments	603	-	(2,928)	105,287	102,962

Earnings (loss) before income taxes	(30,070)	9,679	3,112	105,466	68,829

Income tax expense (benefit)
Current	(16,274)	-	-	25,267	8,993
Deferred	3,331	-	-	15,485	18,816

	(12,943)	-	-	40,752	27,809

Minority interest	(10,375)	(10,375)	-	-	-

Equity in earnings (loss) of unconsolidated entities	2,608	696	(3,112)	-	(1,200)

Earnings (loss) from continuing operations	(24,894)	-	-	64,714	39,820

Discontinued operations, net of tax:
Operating earnings from rental properties	110	-	-	(110)	-
Gain on disposition of rental properties	64,604	-	-	(64,604)	-

	64,714	-	-	(64,714)	-

Net earnings	$39,820	$-	$-	$-	$39,820

(THIS PAGE INTENTIONALLY LEFT BLANK)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities that we do not control and/or are not the primary beneficiary, and that are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	October 31,	January 31,
	2008	2008
	(in thousands)

Members’ and partners’ equity as below	$669,911	$741,871
Equity of other members and partners	524,689	553,842

Company’s investment in partnerships	145,222	188,029
Advances to and on behalf of other affiliates	261,085	292,955
Minority interest in advances to and on behalf of affiliates (1)	13,618	14,844

Total investments in and advances to affiliates	$419,925	$495,828

(1)	Primarily represents the minority interest portion of advances to other affiliates included in the fully consolidated presentation.
Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	October 31, 2008	January 31, 2008	October 31, 2008	January 31, 2008
	(in thousands)
Balance Sheet:
Real Estate
Completed rental properties	$3,587,094	$2,989,525	$1,313,294	$1,208,040
Projects under development	1,364,408	1,271,998	553,419	506,658
Land held for development or sale	266,575	265,943	117,938	118,335

Total Real Estate	5,218,077	4,527,466	1,984,651	1,833,033
Less accumulated depreciation	(657,601)	(606,961)	(326,520)	(301,604)

Real Estate, net	4,560,476	3,920,505	1,658,131	1,531,429

Restricted cash — Military housing bond funds	928,422	1,264,941	54,670	69,589
Other restricted cash	261,294	339,200	90,430	113,086
Other assets	502,947	409,973	203,258	160,085

Total Assets	$6,253,139	$5,934,619	$2,006,489	$1,874,189

Mortgage debt, nonrecourse	$4,664,014	$4,486,786	$1,545,421	$1,458,579
Other liabilities	919,214	705,962	316,627	227,753
Minority interest	-	-	(781)	(172)
Members’ and partners’ equity	669,911	741,871	145,222	188,029

Total Liabilities and Members’/Partners’ Equity	$6,253,139	$5,934,619	$2,006,489	$1,874,189

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Three Months Ended October 31,	2008	2007	2008	2007
	(in thousands)

Operations:
Revenues	$223,276	$191,637	$87,802	$84,006
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	617	(651)
Operating expenses	(157,859)	(135,392)	(66,096)	(59,298)
Interest expense including early extinguishment of debt	(57,104)	(57,610)	(16,256)	(19,142)
Depreciation and amortization	(27,893)	(28,002)	(10,177)	(13,860)
Interest and other income	13,646	16,938	602	2,307
Minority interest	-	-	110	112

Loss from continuing operations	(5,934)	(12,429)	(3,398)	(6,526)

Discontinued operations:
Gain on disposition of rental properties (2)	400	-	200	-
Income from discontinued operations	78	148	-	-

Discontinued operations subtotal	478	148	200	-

Net loss (pre-tax)	$(5,456)	$(12,281)	$(3,198)	$(6,526)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Nine Months Ended October 31,	2008	2007	2008	2007
	(in thousands)

Operations:
Revenues	$717,424	$642,774	$287,144	$257,228
Equity in earnings of unconsolidated entities on a pro-rata basis	-	-	1,050	(1,200)
Operating expenses	(527,215)	(446,394)	(211,607)	(172,251)
Interest expense including early extinguishment of debt	(172,266)	(159,955)	(52,458)	(52,898)
Provision for decline in real estate (1)	(45,348)	-	(5,661)	-
Depreciation and amortization	(106,253)	(103,001)	(41,431)	(35,197)
Interest and other income (including preferred return on disposition)	45,456	45,479	3,477	4,124
Minority interest	-	-	(17)	696

Earnings (loss) from continuing operations	(88,202)	(21,097)	(19,503)	502

Discontinued operations:
Gain on disposition of rental properties (2)	3,470	4,212	1,081	2,106
Income (loss) from discontinued operations	(21)	968	-	-

Discontinued operations subtotal	3,449	5,180	1,081	2,106

Net earnings (loss) (pre-tax)	$(84,753)	$(15,917)	$(18,422)	$2,608

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(1)	The following table shows the detail of the provision for decline in real estate for equity method investments:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
	Nine Months Ended October 31,
	2008	2007	2008	2007
	(in thousands)		(in thousands)

Navy Midwest (Military Housing Project) (Chicago, Illinois)	$30,000	$-	$300	$-
Mercury (Condominium) (Los Angeles, California)	12,006	-	4,098	-
El Centro Mall (Specialty Retail Center) (El Centro, California)	3,342	-	1,263	-

Total provision for decline in real estate for equity method rental properties	$45,348	$-	$5,661	$-

(2)	The following table shows the detail of gain on disposition of rental properties that were held by equity method investments:

	Combined (100%)		Pro-Rata Share		Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)		(GAAP)		(Non-GAAP)
	Three Months Ended October 31,				Nine Months Ended October 31,
	2008	2007	2008	2007	2008	2007	2008	2007
	(in thousands)		(in thousands)		(in thousands)		(in thousands)

One International Place (Office Building) (Cleveland, Ohio)	$-	$-	$-	$-	$3,070	$-	$881	$-
Emery-Richmond (Office Building) (Warrensville Heights, Ohio)	400	-	200	-	400	-	200	-
White Acres (Apartments) (Richmond Heights, Ohio)	-	-	-	-	-	4,212	-	2,106

Total gain on disposition of equity method rental properties	$400	$-	$200	$-	$3,470	$4,212	$1,081	$2,106

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt

	October 31, 2008
		Nonrecourse
		Mortgage
	Total Cost	Debt
	(in thousands)
Full Consolidation
Completed rental properties
Residential	$1,694,148	$1,076,686
Commercial
Retail centers	3,091,712	2,423,842
Office and other buildings	3,210,152	2,478,708
Corporate and other equipment	10,510	-

	8,006,522	5,979,236

Projects under development
Residential
Under construction	487,208	307,698
In development	600,004	156,549
Commercial
Retail centers
Under construction	607,401	290,573
In development	42,914	-
Office and other buildings
Under construction	87,281	-
In development	100,836	4,512

	1,925,644	759,332

Land held for development or sale	194,873	89,206

Total - Full Consolidation	$10,127,039	$6,827,774

Less Minority Interest
Completed rental properties
Residential	$35,152	$29,019
Commercial
Retail centers	82,210	84,174
Office and other buildings	115,853	100,084
Corporate and other equipment	-	-

	233,215	213,277

Projects under development
Residential
Under construction	94,260	61,986
In development	179,057	65,375
Commercial
Retail centers
Under construction	1,965	-
In development	99	-
Office and other buildings
Under construction	11,281	-
In development	4,281	-

	290,943	127,361

Land held for development or sale	19,248	11,257

Total - Minority Interest	$543,406	$351,895

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt (continued)

	October 31, 2008
		Nonrecourse
		Mortgage
	Total Cost	Debt
	(in thousands)
Plus Unconsolidated Investments at Pro-Rata
Completed rental properties
Residential	$714,971	$611,196
Commercial
Retail centers	419,906	438,337
Office and other buildings	178,416	117,385
Corporate and other equipment	1	-

	1,313,294	1,166,918

Projects under development
Residential
Under construction	111,493	109,090
In development	6,181	-
Commercial
Retail centers
Under construction	221,854	111,327
In development	10,808	-
Office and other buildings
Under construction	61,612	28,917
In development	141,471	68,439

	553,419	317,773

Land held for development or sale	117,938	60,730

Total - Unconsolidated Investments at Pro-Rata	$1,984,651	$1,545,421

Pro-Rata Consolidation
Completed rental properties
Residential	$2,373,967	$1,658,863
Commercial
Retail centers	3,429,408	2,778,005
Office and other buildings	3,272,715	2,496,009
Corporate and other equipment	10,511	-

	9,086,601	6,932,877

Projects under development
Residential
Under construction	504,441	354,802
In development	427,128	91,174
Commercial
Retail centers
Under construction	827,290	401,900
In development	53,623	-
Office and other buildings
Under construction	137,612	28,917
In development	238,026	72,951

	2,188,120	949,744

Land held for development or sale	293,563	138,679

Total - Pro-Rata Consolidation	$11,568,284	$8,021,300

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following is a summary of the real estate activity of Forest City Rental Properties Corporation as presented on pro-rata consolidation including a reconciliation from full consolidation to pro-rata consolidation.

	Pro-Rata Consolidation (Non-GAAP)
	Nine Months Ended
	October 31,		For the Years Ended January 31,
	2008		2008		2007		2006
			(in thousands)
Forest City Rental Properties Corporation - Real Estate Activity (1)
Real estate
Completed rental properties	$9,076,090		$8,455,566		$7,510,737		$6,319,189
Projects under development	2,188,120		1,820,347		1,568,088		1,196,663
Land held for development or sale	111,231		90,151		79,909		50,275

Total real estate - Forest City Rental Properties	11,375,441		10,366,064		9,158,734		7,566,127
Less accumulated depreciation	(1,656,211)		(1,468,273)		(1,295,623)		(1,104,286)

Real estate, net - Forest City Rental Properties	$9,719,230		$8,897,791		$7,863,111		$6,461,841

Plus real estate, net - Land Group and Corporate	187,256

Real estate, net - Forest City Enterprises	$9,906,486

Real estate activity during the year
Completed rental properties
Capital expenditures	$55,576		$108,166		$87,237		$66,239
Transferred from projects under development	419,511		705,803		547,667		534,820
Acquisitions	117,235		335,750		314,779		58,667
Exchange of cash and Class A Common Units for partner’s interest	-		-		228,958		-
Other (6)	107,340		8,502		310,275		81,396

Total additions	699,662		1,158,221		1,488,916		741,122
Dispositions	(79,138	) (2)	(213,392	) (3)	(297,368	) (4)	(198,739	) (5)

Completed rental properties, net additions	620,524		944,829		1,191,548		542,383

Projects under development
New development	816,599		1,119,554		957,227		926,217
Transferred to completed rental properties	(419,511)		(705,803)		(547,667)		(534,820)
Cost of land sales	(29,315)		(161,492)		(38,135)		(63,999)

Projects under development, net additions	367,773		252,259		371,425		327,398

Land held for development or sale, net change	21,080		10,242		29,634		(2,732)

Increase in real estate, at cost	$1,009,377		$1,207,330		$1,592,607		$867,049

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Nine Months Ended October 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
	(in thousands)

2008
Real estate
Completed rental properties	$7,996,012	$233,215	$1,313,293	$-	$9,076,090
Projects under development	1,925,644	290,943	553,419	-	2,188,120
Land held for development or sale	65,999	5,570	50,802	-	111,231

Total real estate - Forest City Rental Properties	9,987,655	529,728	1,917,514	-	11,375,441
Less accumulated depreciation	(1,376,433)	(46,742)	(326,520)	-	(1,656,211)

Real estate, net - Forest City Rental Properties	$8,611,222	$482,986	$1,590,994	$-	$9,719,230

Plus real estate, net - Land Group and Corporate	133,797	13,678	67,137	-	187,256

Real estate, net - Forest City Enterprises	$8,745,019	$496,664	$1,658,131	$-	$9,906,486

Real estate activity during the year
Completed rental properties
Capital expenditures	$44,562	$360	$11,374	$-	$55,576
Transferred from projects under development	357,151	8,489	70,849	-	419,511
Acquisitions	85,300	2,979	34,914	-	117,235
Other (6)	18,552	(95,185)	(6,397)	-	107,340

Total additions	505,565	(83,357)	110,740	-	699,662
Dispositions	(60,143)	(17,820)	(5,487)	(31,328)	(79,138) (2)

Completed rental properties, net additions	445,422	(101,177)	105,253	(31,328)	620,524

Projects under development
New development	791,376	113,702	138,925	-	816,599
Transferred to completed rental properties	(357,151)	(8,489)	(70,849)	-	(419,511)
Cost of land sales	(8,076)	(76)	(21,315)	-	(29,315)

Projects under development, net additions	426,149	105,137	46,761	-	367,773

Land held for development or sale, net additions	13,385	649	8,344	-	21,080

Increase (decrease) in real estate, at cost	$884,956	$4,609	$160,358	$(31,328)	$1,009,377

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
2008			(in thousands)
Real estate - end of year
Completed rental properties	$7,550,590	$334,392	$1,208,040	$31,328	$8,455,566
Projects under development	1,499,495	185,806	506,658	-	1,820,347
Land held for development or sale	52,614	4,921	42,458	-	90,151

Total real estate	9,102,699	525,119	1,757,156	31,328	10,366,064
Less accumulated depreciation	(1,239,123)	(73,924)	(301,604)	(1,470)	(1,468,273)

Real estate, net	$7,863,576	$451,195	$1,455,552	$29,858	$8,897,791

Real estate activity during the year
Completed rental properties
Capital expenditures	$91,677	$3,588	$20,077	$-	$108,166
Transferred from projects under development	678,997	11,656	38,462	-	705,803
Acquisitions	334,655	-	1,095	-	335,750
Other (6)	17,652	(27,175)	(36,325)	-	8,502

Total additions	1,122,981	(11,931)	23,309	-	1,158,221
Operating property held for sale	(31,328)	-	-	31,328	-
Dispositions	(190,534)	-	(22,858)	-	(213,392	) (3)

Completed rental properties, net additions	901,119	(11,931)	451	31,328	944,829

Projects under development
New development	908,349	71,499	282,704	-	1,119,554
Transferred to completed rental properties	(678,997)	(11,656)	(38,462)	-	(705,803)
Cost of land sales	(125,940)	(697)	(36,249)	-	(161,492)

Projects under development, net additions	103,412	59,146	207,993	-	252,259

Land held for development or sale, net additions	(5,794)	(596)	15,440	-	10,242

Increase (decrease) in real estate, at cost	$998,737	$46,619	$223,884	$31,328	$1,207,330

2007
Real estate - end of year
Completed rental properties	$6,649,471	$346,323	$1,207,589	$-	$7,510,737
Projects under development	1,396,083	126,660	298,665	-	1,568,088
Land held for development or sale	58,408	5,517	27,018	-	79,909

Total real estate	8,103,962	478,500	1,533,272	-	9,158,734
Less accumulated depreciation	(1,080,432)	(70,863)	(286,054)	-	(1,295,623)

Real estate, net	$7,023,530	$407,637	$1,247,218	$-	$7,863,111

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,663	$17,488	$26,062	$-	$87,237
Transferred from projects under development	359,649	6,835	194,853	-	547,667
Acquisitions	218,763	17,785	113,801	-	314,779
Exchange of cash and Class A Common Units for partner’s interest	228,958	-	-	-	228,958
Other (6)	32,884	(330,388)	(52,997)	-	310,275

Total additions	918,917	(288,280)	281,719	-	1,488,916
Dispositions	(423,281)	(131,224)	(5,311)	-	(297,368	) (4)

Completed rental properties, net additions	495,636	(419,504)	276,408	-	1,191,548

Projects under development
New development	898,561	49,927	108,593	-	957,227
Transferred to completed rental properties	(359,649)	(6,835)	(194,853)	-	(547,667)
Cost of land sales	(29,085)	(673)	(9,723)	-	(38,135)

Projects under development, net additions	509,827	42,419	(95,983)	-	371,425

Land held for development or sale, net additions	20,317	2,097	11,414	-	29,634

Increase (decrease) in real estate, at cost	$1,025,780	$(374,988)	$191,839	$-	$1,592,607

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

			Plus
		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation
Years Ended January 31,	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
2006
Real estate - end of year
Completed rental properties	$6,153,835	$765,827	$931,181	$-	$6,319,189
Projects under development	886,256	84,241	394,648	-	1,196,663
Land held for development or sale	38,091	3,420	15,604	-	50,275

Total real estate	7,078,182	853,488	1,341,433	-	7,566,127
Less accumulated depreciation	(982,249)	(147,375)	(269,412)	-	(1,104,286)

Real estate, net	$6,095,933	$706,113	$1,072,021	$-	$6,461,841

Real estate activity during the year
Completed rental properties
Capital expenditures	$78,132	$1,855	$(10,038)	$-	$66,239
Transferred from projects under development	490,278	11,968	56,510	-	534,820
Acquisitions	58,667	-	-	-	58,667
Other (6)	-	(86,432)	(5,036)	-	81,396

Total additions	627,077	(72,609)	41,436	-	741,122
Dispositions	(164,403)	(5,195)	(39,531)	-	(198,739	) (5)

Completed rental properties, net additions	462,674	(77,804)	1,905	-	542,383

Projects under development
New development	807,768	78,696	197,145	-	926,217
Transferred to completed rental properties	(490,278)	(11,968)	(56,510)	-	(534,820)
Cost of land sales	(65,675)	(2,787)	(1,111)	-	(63,999)

Projects under development, net additions	251,815	63,941	139,524	-	327,398

Land held for development or sale, net additions	(2,455)	(157)	(434)	-	(2,732)

Increase (decrease) in real estate, at cost	$712,034	$(14,020)	$140,995	$-	$867,049

(1)
The table includes only the real estate activity for Forest City Rental Properties Corporation, a wholly-owned subsidiary of the Company engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

(2)
Primarily reflects the dispositions of Sterling Glen of Lynbrook, One International Place and Emery-Richmond. Sterling Glen of Lynbrook is a 130-unit supported-living apartment community in Lynbrook, New York. One International Place has 88,000 square feet in Cleveland, Ohio. Emery-Richmond has 5,000 square feet in Warrensville Heights, Ohio.

(3)
Primarily reflects the dispositions of Landings of Brentwood, Sterling Glen of Bayshore, Sterling Glen of Center City, Sterling Glen of Darien, Sterling Glen of Forest Hills, Sterling Glen of Plainview, Sterling Glen of Stamford, and University Park at MIT Hotel. Landings of Brentwood is a 724-unit apartment community in Nashville, Tennessee. Sterling Glen of Bayshore is an 85-unit supported-living apartment community in Bayshore, New York. Sterling Glen of Center City is a 135-unit supported-living apartment community in Philadelphia, Pennsylvania. Sterling Glen of Darien is an 80-unit supported-living apartment community in Darien, Connecticut. Sterling Glen of Forest Hills is an 83-unit supported-living apartment community in Forest Hills, New York. Sterling Glen of Plainview is a 79-unit supported-living apartment community in Plainview, New York. Sterling Glen of Stamford is a 166-unit supported-living apartment community in Stamford, Connecticut. University Park at MIT Hotel has 210 rooms in Cambridge, Massachusetts.

(4)	Primarily reflects the dispositions of Providence at Palm Harbor, Mount Vernon Square, Midtown Plaza, G Street, Battery Park City, Embassy Suites Hotel, and Hilton Times Square. Providence at Palm Harbor is a 236-units apartment community in Tampa, Florida. Mount Vernon Square is a 1,387-units apartment community in Alexandria, Virginia. Midtown Plaza has 240,000 square feet in Parma, Ohio. G Street has 13,000 square feet in Philadelphia, Pennsylvania. Battery Park City has 166,000 square feet in Manhattan, New York. Embassy Suites Hotel and Hilton Times Square have 463 and 444 rooms respectively in Manhattan, New York.

(5)
Primarily reflects the dispositions of Cherrywood Village, Ranchstone, Colony Place, Enclave, Flower Park, and Showcase. Cherrywood Village and Ranchstone are apartment communities in Denver, Colorado with 360 and 368 units, respectively. Colony Place is a 300-unit apartment community in Fort Myers, Florida. Enclave is a 637-unit apartment community in San Jose, California. Flower Park is a 199-unit apartment community in Santa Ana, California. Showcase has 186,000 square feet in Las Vegas, Nevada.

(6)	Primarily relates to non-cash changes in completed rental properties as a result of assuming a larger portion of the existing mortgage debt upon acquisition of a partners’ interest.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings (Loss) – Net loss for the three months ended October 31, 2008 was $18,534,000 versus $10,774,000 for the three months ended October 31, 2007. Although we have substantial recurring revenue sources from our properties, we also enter into significant one-time transactions, which could create substantial variances in net earnings (loss) between periods. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•	$7,630,000 ($12,434,000, pre-tax) related to the reduction in fair value of the Denver Urban Renewal Authority (“DURA”) purchase obligation and fee;

•	$5,360,000 ($8,735,000, pre-tax) related to increased write-offs of abandoned development projects in 2008;

•
$4,749,000 ($7,740,000, pre-tax) related to the 2007 net gain recognized in other income on the sale of Sterling Glen of Roslyn, a consolidated supported-living apartment community under construction in Roslyn, New York; and

•
$2,261,000 ($3,684,000, pre-tax) related to decreases in Commercial Group outlot land sales in 2008 primarily at Northfield at Stapleton a regional mall located in Denver, Colorado and the 2007 land sale and related site work construction at Ridge Hill, in Yonkers, New York which is accounted for under the percentage of completion method.

These decreases were partially offset by the following increases, net of tax and minority interest:
•
$5,183,000 ($8,447,000, pre-tax) primarily related to the gain on early extinguishment of a portion of our puttable equity-linked senior notes due October 15, 2011 in 2008 and the early extinguishment of nonrecourse mortgage debt primarily at Eleven MetroTech Center, an office building located in Brooklyn, New York, in order to secure more favorable financing terms and at New York Times, an office building located in Manhattan, New York, in order to obtain permanent financing, both in 2007;

•	$2,441,000 ($3,978,000, pre-tax) related to lease termination fee income in 2008 at an office building in Cleveland, Ohio;

•	$917,000 ($1,335,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado;

•
$660,000 ($1,076,000, pre-tax) in 2008 related to the change in fair market value between the comparable periods of one of our 10-year forward swaps which was marked to market through interest expense as a result of the derivative not qualifying for hedge accounting; and

•	$414,000 ($674,000, pre-tax) related to income recognition on state and federal historic rehabilitation and new market tax credits.
Net loss for the nine months ended October 31, 2008 was ($67,115,000) versus net earnings of $39,820,000 for the nine months ended October 31, 2007. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•
$64,605,000 ($105,287,000, pre-tax) related to the 2007 gains on disposition of Landings of Brentwood, a consolidated apartment community in Nashville, Tennessee and the following six consolidated supported-living apartment communities: Sterling Glen of Bayshore in Bayshore, New York, Sterling Glen of Center City in Philadelphia, Pennsylvania, Sterling Glen of Darien in Darien, Connecticut, Sterling Glen of Forest Hills in Forest Hills, New York, Sterling Glen of Plainview in Plainview, New York and Sterling Glen of Stamford in Stamford, Connecticut;

•
$18,277,000 ($29,787,000, pre-tax) related to increased write-offs of abandoned development projects in 2008 compared to 2007. The increase primarily relates to the write-off at Summit at Lehigh Valley, a Commercial development project with a housing component located in Allentown, Pennsylvania, of $13,200,000 ($21,513,000 pre-tax) in 2008;

•	$11,541,000 ($16,827,000, pre-tax) related to the increased share of losses from our equity investment in the New Jersey Nets basketball team;

•	$10,940,000 ($17,830,000, pre-tax) related to the 2007 net gain recognized in other income on the sale of Sterling Glen of Roslyn;

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
•	$7,630,000 ($12,434,000, pre-tax) related to the reduction in fair value of the DURA purchase obligation and fee;

•
$3,698,000 ($6,026,000, pre-tax) primarily related to impairment charges recorded in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”) primarily, at Mercury, a condominium project in Los Angeles, California, and El Centro Mall, a specialty retail center in El Centro, California;

•	$2,173,000 ($3,404,000, pre-tax) related to decreases in condominium sales in 2008 primarily at 1100 Wilshire, an unconsolidated condominium project in Los Angeles, California;

•
$1,860,000 ($3,031,000, pre-tax) related to participation payments in 2008 on the refinancing of 350 Massachusetts Avenue, an unconsolidated office building and Jackson Building, a consolidated office building, both located in Cambridge, Massachusetts; and

•	$1,029,000 ($1,677,000, pre-tax) related to decreases in Commercial Group outlot land sales in 2008 primarily at Northfield at Stapleton and Ridge Hill.
These decreases were partially offset by the following increases, net of tax and minority interest:
•	$11,561,000 ($18,754,000, pre-tax) primarily related to military housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado;

•	$5,294,000 ($8,627,000, pre-tax) related to the 2008 gain on disposition of Sterling Glen of Lynbrook, a supported-living apartment community in Lynbrook, New York;

•
$4,809,000 ($7,837,000, pre-tax) of expense in 2007 that did not recur in 2008 related to management’s approved plan to demolish two buildings owned by us adjacent to Ten MetroTech Center, an office building located in Brooklyn, New York, to clear the land for a residential project named 80 DeKalb Avenue. Due to this new development plan, the estimated useful lives of the two adjacent buildings were adjusted to expire at the scheduled demolition date in April 2007 resulting in accelerated depreciation expense;

•
$4,601,000 ($7,498,000, pre-tax) primarily related to the gain on early extinguishment of a portion of our puttable equity-linked senior notes due October 15, 2011 in 2008 and the early extinguishment of nonrecourse mortgage debt primarily at Columbia Park Center, a specialty retail center located in North Bergen, New Jersey and Eleven MetroTech Center in order to secure more favorable financing terms, both in 2007;

•	$2,441,000 ($3,978,000, pre-tax) related to lease termination fee income in 2008 at an office building in Cleveland, Ohio; and

•	$2,056,000 ($3,350,000, pre-tax) related to the 2008 gain on the sale of an ownership interest in a parking management company.
Net Operating Income (NOI) from Real Estate Groups - NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including non-real estate depreciation and amortization) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Rental Properties”) for the three months ended October 31, 2008 was $167,881,000 compared to $168,185,000 for the three months ended October 31, 2007, a 0.2% decrease. NOI for the nine months ended October 31, 2008 was $476,147,000 compared to $447,913,000 for the nine months ended October 31, 2007, a 6.3% increase. A reconciliation of NOI to the most comparable GAAP measure, net earnings (loss), is presented on pages 8-9. A reconciliation of NOI to net earnings (loss) for each strategic business unit can be found on pages 45-56.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Under the pro-rata consolidation method, NOI from the Rental Properties for the three months ended October 31, 2008 was $171,558,000 compared to $179,859,000 for the three months ended October 31, 2007, a 4.6% decrease. NOI for the nine months ended October 31, 2008 was $498,003,000 compared to $480,223,000 for the nine months ended October 31, 2007, a 3.7% increase. Comparable NOI increased 1.3% for the three months ended October 31, 2008 compared to the prior year. Retail, office and hotel comparable NOI increased 1.4%, 1.3% and 13.6%, respectively, from the prior year and our residential portfolio has decreased 0.5%. Comparable NOI increased 1.8% for the nine months ended October 31, 2008 compared to the prior year. Retail and office comparable NOI increased 2.5% and 1.3%, respectively, from the prior year. Hotels decreased 2.7% and our residential portfolio has generated an increase of 1.5%.
EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as EBDT, is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment classified as minority interest expense on our Consolidated Statement of Operations; v) provision for decline in real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings (loss), the most comparable financial measure calculated in accordance with GAAP, on page 43. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended October 31, 2008 decreased by 35.8% to $44,138,000 from $68,795,000 for the three months ended October 31, 2007. Our portfolio of rental properties provided an EBDT increase, as both our mature and new properties experienced EBDT growth including $7,624,000 ($12,425,000, pretax) as a result of lease termination fee income and early extinguishment of debt. These increases in EBDT from the portfolio were more than offset by a reduction in fair value of the DURA purchase obligation and fee of $12,434,000, increased write-offs of abandoned development projects of $5,360,000 ($8,735,000, pre-tax), and a 2007 gain on the sale of the Sterling Glen of Roslyn development project of $4,749,000 ($7,740,000, pre-tax), which did not recur in 2008.
Our EBDT for the nine months ended October 31, 2008 decreased by 15.0% to $148,435,000 from $174,530,000 for the nine months ended October 31, 2007. Our portfolio of rental properties provided an EBDT increase, as both our mature and new properties experienced EBDT growth including $12,007,000 ($19,568,000, pretax) from military housing, primarily related to housing fee income from the management and development of units in Hawaii, Illinois, Washington and Colorado and $12,104,000 ($19,726,000, pretax) as a result of lease termination fee income and early extinguishment of debt. These increases in EBDT were more than offset by increased project write-offs of $18,277,000 ($29,787,000, pre-tax) primarily due to the first quarter write-off of Summit at Lehigh Valley, a Commercial development project with a housing component located in Allentown, Pennsylvania, a 2007 gain on the sale of the Sterling Glen of Roslyn development project of $10,940,000 ($17,830,000, pre-tax) which did not recur in 2008, the reduction in fair value of the DURA purchase obligation and fee of $12,434,000, and reporting a larger share of losses $11,541,000 ($16,827,000, pre-tax) for the Nets compared with the prior year.
Summary of EBDT - The information in the tables on pages 43-56 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings (loss). Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2008	2007	2008	2007
	(in thousands)		(in thousands)
Net Earnings (loss)	$(18,534)	$(10,774)	$(67,115)	$39,820
Depreciation and amortization - Real Estate Groups (5)	69,679	58,559	214,037	185,558
Amortization of mortgage procurement costs - Real Estate Groups (5)	3,218	3,526	10,009	9,983
Deferred income tax expense - Real Estate Groups (6)	(5,546)	(1,456)	(4,758)	21,581
Deferred income tax expense (benefit) - Non-Real Estate Groups: (6)
Gain on disposition of other investments	-	-	58	(57)

Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	-	66	-	290
Gain on disposition included in discontinued operations	-	18,746	-	26,834
Gain on disposition of equity method rental properties	(833)	-	506	-

Straight-line rent adjustment (3)	(4,523)	(1,668)	(3,422)	(9,288)
Preference payment (4)	877	937	2,744	2,771
Preferred return on disposition	-	-	208	5,034
Provision for decline in real estate	-	-	365	-
Provision for decline in real estate of equity method rental properties	-	-	5,661	-
Gain on disposition of equity method rental properties	(200)	-	(1,081)	(2,106)
Gain on disposition of other investments	-	(172)	(150)	(603)
Discontinued operations: (1)
Gain on disposition of rental properties	-	1,031	(8,627)	(105,287)

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$44,138	$68,795	$148,435	$174,530

(1)	Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties that have been sold or are held for sale are reported as discontinued operations.

(2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges for real estate depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) preferred payment classified as minority interest expense on the Company’s Consolidated Statement of Earnings; v) provision for decline in real estate (net of tax); vi) extraordinary items (net of tax); and vii) cumulative effect of change in accounting principle (net of tax).

(3)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(4)	The preference payment represents the respective period’s share of the annual preferred payment in connection with the issuance of Class A Common Units in exchange for Bruce C. Ratner’s minority interests in the Forest City Ratner Company portfolio.

(5)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	October 31,		October 31,		October 31,		October 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Full Consolidation	$65,443	$54,414	$202,290	$169,942	$2,944	$3,568	$9,051	$8,971
Non-Real Estate	(3,119)	(3,411)	(9,940)	(7,430)	-	-	-	-

Real Estate Groups Full Consolidation	62,324	51,003	192,350	162,512	2,944	3,568	9,051	8,971
Real Estate Groups related to minority interest	(1,044)	(2,343)	(3,575)	(6,168)	(114)	(195)	(383)	(616)
Real Estate Groups Equity Method	8,399	9,892	25,167	27,273	388	142	1,330	1,548
Real Estate Groups Discontinued Operations	-	7	95	1,941	-	11	11	80

Real Estate Groups Pro-Rata Consolidation	$69,679	$58,559	$214,037	$185,558	$3,218	$3,526	$10,009	$9,983

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
(6)	The following table provides detail of Income Tax Expense (Benefit):

			Three Months Ended October 31,		Nine Months Ended October 31,
			2008	2007	2008	2007
			(in thousands)		(in thousands)

(A	)	Operating earnings
		Current	$(3,556)	$(16,419)	$(15,067)	$(16,564)
		Deferred	(7,936)	18,059	(10,271)	4,519

			(11,492)	1,640	(25,338)	(12,045)

(B	)	Provision for decline in real estate
		Deferred	-	-	(141)	-
		Deferred - Equity method investment	-	-	(2,187)	-

		Subtotal	-	-	(2,328)	-

(C	)	Gain on disposition of other investments
		Current - Non-Real Estate Groups	-	66	-	290
		Deferred - Non-Real Estate Groups	-	-	58	(57)

			-	66	58	233

(D	)	Gain on disposition of equity method rental properties
		Current	(833)	-	506	-
		Deferred	911	-	(168)	(1,131)

			78	-	338	(1,131)

		Subtotal (A)(B)(C)(D)
		Current	(4,389)	(16,353)	(14,561)	(16,274)
		Deferred	(7,025)	18,059	(12,709)	3,331

		Income tax expense	(11,414)	1,706	(27,270)	(12,943)

(E	)	Discontinued operations
		Operating earnings
		Current	-	781	(1,119)	(1,567)
		Deferred	-	21	1,163	1,636

			-	802	44	69

		Gain on disposition of rental properties
		Current	-	18,746	-	26,834
		Deferred	-	(19,144)	3,333	13,849

			-	(398)	3,333	40,683

			-	404	3,377	40,752

		Grand Total (A)(B)(C)(D)(E)
		Current	(4,389)	3,174	(15,680)	8,993
		Deferred	(7,025)	(1,064)	(8,213)	18,816

			$(11,414)	$2,110	$(23,893)	$27,809

		Recap of Grand Total:
		Real Estate Groups
		Current	$(10,642)	$11,313	$(570)	$24,287
		Deferred	(5,546)	(1,456)	(4,758)	21,581

			(16,188)	9,857	(5,328)	45,868

		Non-Real Estate Groups
		Current	6,253	(8,139)	(15,110)	(15,294)
		Deferred	(1,479)	392	(3,455)	(2,765)

			4,774	(7,747)	(18,565)	(18,059)

		Grand Total	$(11,414)	$2,110	$(23,893)	$27,809

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2008 (in thousands)

	Commercial Group 2008					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$248,642	$10,438	$27,876	$-	$266,080	$75,625	$5,353	$51,740	$-	$122,012
Exclude straight-line rent adjustment	(6,109)	-	-	-	(6,109)	(2)	-	-	-	(2)

Adjusted revenues	242,533	10,438	27,876	-	259,971	75,623	5,353	51,740	-	122,010

Operating expenses	123,883	4,278	15,201	-	134,806	44,575	1,173	37,625	-	81,027
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,520	-	-	-	1,520	777	-	-	-	777
Exclude straight-line rent adjustment	(1,587)	-	-	-	(1,587)	-	-	-	-	-
Exclude preference payment	(877)	-	-	-	(877)	-	-	-	-	-

Adjusted operating expenses	122,939	4,278	15,201	-	133,862	45,352	1,173	37,625	-	81,804

Add interest and other income	1,256	74	977	-	2,159	3,779	62	(444)	-	3,273

Add equity in earnings of unconsolidated entities	2,227	2	(2,226)	-	(1)	2,225	108	(2,305)	-	(188)

Remove gain on disposition of equity method rental properties	(200)	-	200	-	-	-	-	-	-	-

Add back equity method depreciation and amortization expense	3,996	-	(3,996)	-	-	4,733	-	(4,733)	-	-

Net operating income	126,873	6,236	7,630	-	128,267	41,008	4,350	6,633	-	43,291

Interest expense	66,540	3,129	7,630	-	71,041	14,196	457	6,604	-	20,343

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	29	-	29

Income tax expense (benefit)	1,334	-	-	-	1,334	(3,253)	-	-	-	(3,253)

Minority interest in earnings before depreciation and amortization	3,107	3,107	-	-	-	3,893	3,893	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$55,892	$-	$-	$-	$55,892	$26,172	$-	$-	$-	$26,172

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$55,892	$-	$-	$-	$55,892	$26,172	$-	$-	$-	$26,172

Depreciation and amortization - Real Estate Groups	(49,844)	-	-	-	(49,844)	(19,668)	-	-	-	(19,668)

Amortization of mortgage procurement costs - Real Estate Groups	(2,257)	-	-	-	(2,257)	(880)	-	-	-	(880)

Deferred taxes - Real Estate Groups	(2,023)	-	-	-	(2,023)	(4,052)	-	-	-	(4,052)

Straight-line rent adjustment	4,522	-	-	-	4,522	2	-	-	-	2

Preference payment	(877)	-	-	-	(877)	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	122	-	122	-	-	-	-	-

Gain on disposition of equity method rental properties, net of tax	122	-	(122)	-	-	-	-	-	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$5,535	$-	$-	$-	$5,535	$1,574	$-	$-	$-	$1,574

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2008 (in thousands) (continued)

	Land Development Group 2008					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$10,263	$338	$4,128	$-	$14,053	$-	$-	$4,058	$-	$4,058
Exclude straight-line rent adjustment	1	-	-	-	1	-	-	-	-	-

Adjusted revenues	10,264	338	4,128	-	14,054	-	-	4,058	-	4,058

Operating expenses	25,323	1,844	2,583	-	26,062	-	-	10,687	-	10,687
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	129	-	-	-	129	-	-	1,390	-	1,390
Exclude straight-line rent adjustment	-	-	-	-	-	-	-		-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	25,452	1,844	2,583	-	26,191	-	-	12,077	-	12,077

Add interest and other income	1,676	157	5	-	1,524	-	-	64	-	64

Add equity in earnings of unconsolidated entities	2,209	-	(1,403)	-	806	(9,859)	-	9,859	-	-

Remove gain on disposition of equity method rental properties	-	-	-	-	-	-	-	-	-	-

Add back equity method depreciation and amortization expense	58	-	(58)	-	-	-	-	-	-	-

Net operating income	(11,245)	(1,349)	89	-	(9,807)	(9,859)	-	1,904	-	(7,955)

Interest expense	(34)	31	89	-	24	-	-	1,904	-	1,904

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Income tax expense (benefit)	3,391	-	-	-	3,391	(3,377)	-	-	-	(3,377)

Minority interest in earnings before depreciation and amortization	(1,380)	(1,380)	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(13,222)	$-	$-	$-	$(13,222)	$(6,482)	$-	$-	$-	$(6,482)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(13,222)	$-	$-	$-	$(13,222)	$(6,482)	$-	$-	$-	$(6,482)

Depreciation and amortization - Real Estate Groups	(167)	-	-	-	(167)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(81)	-	-	-	(81)	-	-	-	-	-

Deferred taxes - Real Estate Groups	7,702	-	-	-	7,702	-	-	-	-	-

Straight-line rent adjustment	(1)	-	-	-	(1)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$(5,769)	$-	$-	$-	$(5,769)	$(6,482)	$-	$-	$-	$(6,482)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended October 31, 2008 (in thousands) (continued)

	Corporate Activities 2008					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$334,530	$16,129	$87,802	$-	$406,203
Exclude straight-line rent adjustment	-	-	-	-	-	(6,110)	-	-	-	(6,110)

Adjusted revenues	-	-	-	-	-	328,420	16,129	87,802	-	400,093

Operating expenses	7,076	-	-	-	7,076	200,857	7,295	66,096	-	259,658
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	693	-	-	-	693	3,119	-	1,390	-	4,509
Exclude straight-line rent adjustment	-	-	-	-	-	(1,587)	-	-	-	(1,587)
Exclude preference payment	-	-	-	-	-	(877)	-	-	-	(877)

Adjusted operating expenses	7,769	-	-	-	7,769	201,512	7,295	67,486	-	261,703

Add interest and other income	78	-	-	-	78	6,789	293	602	-	7,098

Add equity in earnings of unconsolidated entities	-	-	-	-	-	(3,198)	110	3,925	-	617

Remove gain on disposition of equity method rental properties	-	-	-	-	-	(200)	-	200	-	-

Add back equity method depreciation and amortization expense	-	-	-	-	-	8,787	-	(8,787)	-	-

Net operating income	(7,691)	-	-	-	(7,691)	139,086	9,237	16,256	-	146,105

Interest expense	17,842	-	-	-	17,842	98,544	3,617	16,227	-	111,154

(Gain) loss on early extinguishment of debt	(4,181)	-	-	-	(4,181)	(4,181)	-	29	-	(4,152)

Income tax expense (benefit)	(3,130)	-	-	-	(3,130)	(5,035)	-	-	-	(5,035)

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	5,620	5,620	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(18,222)	$-	$-	$-	$(18,222)	$44,138	$-	$-	$-	$44,138

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(18,222)	$-	$-	$-	$(18,222)	$44,138	$-	$-	$-	$44,138

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(69,679)	-	-	-	(69,679)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(3,218)	-	-	-	(3,218)

Deferred taxes - Real Estate Groups	4,830	-	-	-	4,830	6,457	-	-	-	6,457

Straight-line rent adjustment	-	-	-	-	-	4,523	-	-	-	4,523

Preference payment	-	-	-	-	-	(877)	-	-	-	(877)

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	122	-	122

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	122	-	(122)	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$(13,392)	$-	$-	$-	$(13,392)	$(18,534)	$-	$-	$-	$(18,534)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) —Nine Months Ended October 31, 2008 (in thousands)

	Commercial Group 2008					Residential Group 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$718,949	$29,351	$82,172	$-	$771,770	$229,622	$17,300	$155,163	$706	$368,191
Exclude straight-line rent adjustment	(8,183)	-	-	-	(8,183)	(21)	-	-	-	(21)

Adjusted revenues	710,766	29,351	82,172	-	763,587	229,601	17,300	155,163	706	368,170

Operating expenses	376,876	10,175	45,228	-	411,929	143,028	11,237	109,983	287	242,061
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	4,630	-	-	-	4,630	2,694	-	-	-	2,694
Exclude straight-line rent adjustment	(4,780)	-	-	-	(4,780)	-	-	-	-	-
Exclude preference payment	(2,744)	-	-	-	(2,744)	-	-	-	-	-

Adjusted operating expenses	373,982	10,175	45,228	-	409,035	145,722	11,237	109,983	287	244,755

Add interest and other income	7,605	298	2,052	-	9,359	9,956	170	1,499	35	11,320

Add equity in earnings of unconsolidated entities	4,092	(30)	(4,272)	-	(150)	2,937	13	(3,417)	-	(493)

Remove gain on disposition of equity method rental properties	(1,081)	-	1,081	-	-	-	-	-	-	-

Add back provision for decline in real estate of equity method rental properties	1,263	-	(1,263)	-	-	4,398	-	(4,398)	-	-

Add back equity method depreciation and amortization expense	11,710	-	(11,710)	-	-	14,604	-	(14,604)	-	-

Net operating income	360,373	19,444	22,832	-	363,761	115,774	6,246	24,260	454	134,242

Interest expense	182,982	9,148	22,832	-	196,666	33,578	1,121	24,001	235	56,693

(Gain) loss on early extinguishment of debt	1,479	119	-	-	1,360	3,752	-	51	-	3,803

Income tax expense (benefit)	2,717	-	-	-	2,717	1,122	-	-	(1,119)	3

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Minority interest in earnings before depreciation and amortization	10,177	10,177	-	-	-	5,125	5,125	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	1,338	-	-	(1,338)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$163,018	$-	$-	$-	$163,018	$73,743	$-	$-	$-	$73,743

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$163,018	$-	$-	$-	$163,018	$73,743	$-	$-	$-	$73,743

Depreciation and amortization - Real Estate Groups	(155,859)	-	-	-	(155,859)	(57,767)	-	-	(95)	(57,862)

Amortization of mortgage procurement costs - Real Estate Groups	(7,303)	-	-	-	(7,303)	(2,360)	-	-	(11)	(2,371)

Deferred taxes - Real Estate Groups	(37)	-	-	-	(37)	(3,463)	-	-	(1,163)	(4,626)

Straight-line rent adjustment	3,403	-	-	-	3,403	21	-	-	-	21

Preference payment	(2,744)	-	-	-	(2,744)	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	-	-	663	-	663	-	-	-	5,294	5,294

Provision for decline in real estate, net of tax	-	-	(775)	-	(775)	-	-	(2,699)	-	(2,699)

Gain on disposition of equity method rental properties, net of tax	663	-	(663)	-	-	-	-	-	-	-

Provision for decline in real estate of equity method rental properties, net of tax	(775)	-	775	-	-	(2,699)	-	2,699	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(95)	-	-	95	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(11)	-	-	11	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,163)	-	-	1,163	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss)	$366	$-	$-	$-	$366	$11,372	$-	$-	$-	$11,372

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2008 (in thousands) (continued)

	Land Development Group 2008					The Nets 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$23,844	$1,044	$13,158	$-	$35,958	$-	$-	$36,651	$-	$36,651
Exclude straight-line rent adjustment	2	-	-	-	2	-	-	-	-	-

Adjusted revenues	23,846	1,044	13,158	-	35,960	-	-	36,651	-	36,651
Operating expenses	44,847	2,926	7,916	-	49,837	-	-	48,480	-	48,480
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	412	-	-	-	412	-	-	14,934	-	14,934
Exclude straight-line rent adjustment	-	-	-	-	-	-	-	-	-	-
Exclude preference payment	-	-	-	-	-	-	-	-	-	-

Adjusted operating expenses	45,259	2,926	7,916	-	50,249	-	-	63,414	-	63,414

Add interest and other income	9,714	952	44	-	8,806	-	-	90	-	90

Add equity in earnings of unconsolidated entities	6,429	-	(4,736)	-	1,693	(31,880)	-	31,880	-	-

Remove gain on disposition of equity method rental properties	-	-	-	-	-	-	-	-	-	-

Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	-	-	-	-	-

Add back equity method depreciation and amortization expense	183	-	(183)	-	-	-	-	-	-	-

Net operating income	(5,087)	(930)	367	-	(3,790)	(31,880)	-	5,207	-	(26,673)

Interest expense	(28)	90	367	-	249	-	-	5,207	-	5,207

(Gain) loss on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-

Income tax expense (benefit)	7,485	-	-	-	7,485	(10,966)	-	-	-	(10,966)

Preferred return on disposition	-	-	-	-	-	-	-	-	-	-

Minority interest in earnings before depreciation and amortization	(1,020)	(1,020)	-	-	-	-	-	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	-	-	-	-	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(11,524)	$-	$-	$-	$(11,524)	$(20,914)	$-	$-	$-	$(20,914)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(11,524)	$-	$-	$-	$(11,524)	$(20,914)	$-	$-	$-	$(20,914)

Depreciation and amortization - Real Estate Groups	(316)	-	-	-	(316)	-	-	-	-	-

Amortization of mortgage procurement costs - Real Estate Groups	(335)	-	-	-	(335)	-	-	-	-	-

Deferred taxes - Real Estate Groups	9,543	-	-	-	9,543	-	-	-	-	-

Straight-line rent adjustment	(2)	-	-	-	(2)	-	-	-	-	-

Preference payment	-	-	-	-	-	-	-	-	-	-

Preferred return on disposition, net of tax	-	-	-	-	-	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	-	-

Provision for decline in real estate, net of tax	(224)	-	-	-	(224)	-	-	-	-	-

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	-	-	-	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	-	-	-	-	-
Gain on disposition of rental properties	-	-	-	-	-	-	-	-	-	-

Net earnings (loss)	$(2,858)	$-	$-	$-	$(2,858)	$(20,914)	$-	$-	$-	$(20,914)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2008 (in thousands) (continued)

	Corporate Activities 2008					Total 2008
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$-	$-	$-	$-	$-	$972,415	$47,695	$287,144	$706	$1,212,570
Exclude straight-line rent adjustment	-	-	-	-	-	(8,202)	-	-	-	(8,202)

Adjusted revenues	-	-	-	-	-	964,213	47,695	287,144	706	1,204,368

Operating expenses	29,872	-	-	-	29,872	594,623	24,338	211,607	287	782,179
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	2,204	-	-	-	2,204	9,940	-	14,934	-	24,874
Exclude straight-line rent adjustment	-	-	-	-	-	(4,780)	-	-	-	(4,780)
Exclude preference payment	-	-	-	-	-	(2,744)	-	-	-	(2,744)

Adjusted operating expenses	32,076	-	-	-	32,076	597,039	24,338	226,541	287	799,529

Add interest and other income	802	-	-	-	802	28,077	1,420	3,685	35	30,377

Add equity in earnings of unconsolidated entities	-	-	-	-	-	(18,422)	(17)	19,455	-	1,050

Remove gain on disposition of equity method rental properties	-	-	-	-	-	(1,081)	-	1,081	-	-

Add back provision for decline in real estate of equity method rental properties	-	-	-	-	-	5,661	-	(5,661)	-	-

Add back equity method depreciation and amortization expense	-	-	-	-	-	26,497	-	(26,497)	-	-

Net operating income	(31,274)	-	-	-	(31,274)	407,906	24,760	52,666	454	436,266

Interest expense	47,733	-	-	-	47,733	264,265	10,359	52,407	235	306,548

(Gain) loss on early extinguishment of debt	(4,181)	-	-	-	(4,181)	1,050	119	51	-	982

Income tax expense (benefit)	(18,938)	-	-	-	(18,938)	(18,580)	-	-	(1,119)	(19,699)

Preferred return on disposition	-	-	-	-	-	208	-	(208)	-	-

Minority interest in earnings before depreciation and amortization	-	-	-	-	-	14,282	14,282	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	1,338	-	-	(1,338)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(55,888)	$-	$-	$-	$(55,888)	$148,435	$-	$-	$-	$148,435

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(55,888)	$-	$-	$-	$(55,888)	$148,435	$-	$-	$-	$148,435

Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(213,942)	-	-	(95)	(214,037)

Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(9,998)	-	-	(11)	(10,009)

Deferred taxes - Real Estate Groups	715	-	-	-	715	6,758	-	-	(1,163)	5,595

Straight-line rent adjustment	-	-	-	-	-	3,422	-	-	-	3,422

Preference payment	-	-	-	-	-	(2,744)	-	-	-	(2,744)

Preferred return on disposition, net of tax	-	-	-	-	-	(128)	-	-	-	(128)

Gain on disposition of rental properties and other investments, net of tax	92	-	-	-	92	92	-	663	5,294	6,049

Provision for decline in real estate, net of tax	-	-	-	-	-	(224)	-	(3,474)	-	(3,698)

Gain on disposition of equity method rental properties, net of tax	-	-	-	-	-	663	-	(663)	-	-

Provision for decline in real estate of equity method rental properties, net of tax	-	-	-	-	-	(3,474)	-	3,474	-	-

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(95)	-	-	95	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(11)	-	-	11	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(1,163)	-	-	1,163	-
Gain on disposition of rental properties	-	-	-	-	-	5,294	-	-	(5,294)	-

Net earnings (loss)	$(55,081)	$-	$-	$-	$(55,081)	$(67,115)	$-	$-	$-	$(67,115)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three months ended October 31, 2007 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$239,039	$11,080	$30,000	$-	$257,959	$81,170	$8,979	$42,850	$1,002	$116,043
Exclude straight-line rent adjustment	(8,154)	-	-	-	(8,154)	5,005	-	-	-	5,005

Adjusted revenues	230,885	11,080	30,000	-	249,805	86,175	8,979	42,850	1,002	121,048

Operating expenses	121,591	4,455	17,325	-	134,461	55,120	8,249	27,429	(845)	73,455
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,481	-	-	-	1,481	1,101	-	-	-	1,101
Exclude straight-line rent adjustment	(1,480)	-	-	-	(1,480)	-	-	-	-	-
Exclude preference payment	(937)	-	-	-	(937)	-	-	-	-	-

Adjusted operating expenses	120,655	4,455	17,325	-	133,525	56,221	8,249	27,429	(845)	74,556

Add interest and other income	4,888	249	1,351	-	5,990	9,941	10	861	542	11,334

Add equity in earnings of unconsolidated entities	1,487	(10)	(1,495)	-	2	1,643	122	(1,760)	-	(239)

Add back equity method depreciation and amortization expense	4,168	-	(4,168)	-	-	5,874	-	(5,874)	-	-

Net operating income	120,773	6,864	8,363	-	122,272	47,412	862	8,648	2,389	57,587

Interest expense	59,352	2,054	8,363	-	65,661	10,886	348	8,643	296	19,477

Loss on early extinguishment of debt	4,098	429	-	-	3,669	621	-	5	-	626

Income tax expense (benefit)	2,835	-	-	-	2,835	609	-	-	781	1,390

Minority interest in earnings before depreciation and amortization	4,381	4,381	-	-	-	514	514	-	-	-

Add: EBDT from discontinued operations	-	-	-	-	-	1,312	-	-	(1,312)	-

Earnings before depreciation, amortization and deferred taxes (EBDT)	$50,107	$-	$-	$-	$50,107	$36,094	$-	$-	$-	$36,094

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$50,107	$-	$-	$-	$50,107	$36,094	$-	$-	$-	$36,094

Depreciation and amortization - Real Estate Groups	(43,465)	-	-	-	(43,465)	(15,197)	-	-	(7)	(15,204)

Amortization of mortgage procurement costs - Real Estate Groups	(2,934)	-	-	-	(2,934)	(416)	-	-	(11)	(427)

Deferred taxes - Real Estate Groups	(3,670)	-	-	-	(3,670)	(5,301)	-	-	(21)	(5,322)

Straight-line rent adjustment	6,674	-	-	-	6,674	(5,005)	-	-	-	(5,005)

Preference payment	(937)	-	-	-	(937)	-	-	-	-	-

Gain on disposition of rental properties and other investments, net of tax	-	-	-	-	-	-	-	-	(633)	(633)

Discontinued operations, net of tax and minority interest:
Depreciation and amortization - Real Estate Groups	-	-	-	-	-	(7)	-	-	7	-
Amortization of mortgage procurement costs - Real Estate Groups	-	-	-	-	-	(11)	-	-	11	-
Deferred taxes - Real Estate Groups	-	-	-	-	-	(21)	-	-	21	-
Loss on disposition of rental properties	-	-	-	-	-	(633)	-	-	633	-

Net earnings (loss)	$5,775	$-	$-	$-	$5,775	$9,503	$-	$-	$-	$9,503

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three months ended October 31, 2007 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$13,417	$619	$1,689	$–	$14,487	$–	$–	$9,467	$–	$9,467
Exclude straight-line rent adjustment	1	–	–	–	1	–	–	–	–	–

Adjusted revenues	13,418	619	1,689	–	14,488	–	–	9,467	–	9,467

Operating expenses	12,964	735	1,213	–	13,442	–	–	13,331	–	13,331
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	193	–	–	–	193	–	–	3,826	–	3,826
Exclude straight-line rent adjustment	–	–	–	–	–	–	–	–	–	–
Exclude preference payment	–	–	–	–	–	–	–	–	–	–

Adjusted operating expenses	13,157	735	1,213	–	13,635	–	–	17,157	–	17,157

Add interest and other income	2,109	179	54	–	1,984	–	–	41	–	41

Add equity in earnings of unconsolidated entities	(80)	–	(334)	–	(414)	(9,576)	–	9,576	–	–

Add back equity method depreciation and amortization expense	(8)	–	8	–	–	–	–	–	–	–

Net operating income	2,282	63	204	–	2,423	(9,576)	–	1,927	–	(7,649)

Interest expense	371	112	204	–	463	–	–	1,927	–	1,927

Loss on early extinguishment of debt	–	–	–	–	–	–	–	–	–	–

Income tax expense (benefit)	(4,294)	–	–	–	(4,294)	(3,672)	–	–	–	(3,672)

Minority interest in earnings before depreciation and amortization	(49)	(49)	–	–	–	–	–	–	–	–

Add: EBDT from discontinued operations	–	–	–	–	–	–	–	–	–	–

Earnings before depreciation, amortization and deferred taxes (EBDT)	$6,254	$–	$–	$–	$6,254	$(5,904)	$–	$–	$–	$(5,904)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$6,254	$–	$–	$–	$6,254	$(5,904)	$–	$–	$–	$(5,904)

Depreciation and amortization – Real Estate Groups	110	–	–	–	110	–	–	–	–	–

Amortization of mortgage procurement costs – Real Estate Groups	(165)	–	–	–	(165)	–	–	–	–	–

Deferred taxes – Real Estate Groups	(5,148)	–	–	–	(5,148)	–	–	–	–	–

Straight-line rent adjustment	(1)	–	–	–	(1)	–	–	–	–	–

Preference payment	–	–	–	–	–	–	–	–	–	–

Gain on disposition of rental properties and other investments, net of tax	–	–	–	–	–	–	–	–	–	–

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	–	–	–	–	–	–	–	–	–	–
Amortization of mortgage procurement costs – Real Estate Groups	–	–	–	–	–	–	–	–	–	–
Deferred taxes – Real Estate Groups	–	–	–	–	–	–	–	–	–	–
Loss on disposition of rental properties	–	–	–	–	–	–	–	–	–	–

Net earnings (loss)	$1,050	$–	$–	$–	$1,050	$(5,904)	$–	$–	$–	$(5,904)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three months ended October 31, 2007 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$–	$–	$–	$–	$–	$333,626	$20,678	$84,006	$1,002	$397,956
Exclude straight-line rent adjustment	–	–	–	–	–	(3,148)	–	–	–	(3,148)

Adjusted revenues	–	–	–	–	–	330,478	20,678	84,006	1,002	394,808

Operating expenses	11,599	–	–	–	11,599	201,274	13,439	59,298	(845)	246,288
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	636	–	–	–	636	3,411	–	3,826	–	7,237
Exclude straight-line rent adjustment	–	–	–	–	–	(1,480)	–	–	–	(1,480)
Exclude preference payment	–	–	–	–	–	(937)	–	–	–	(937)

Adjusted operating expenses	12,235	–	–	–	12,235	202,268	13,439	63,124	(845)	251,108

Add interest and other income	606	–	–	–	606	17,544	438	2,307	542	19,955

Add equity in earnings of unconsolidated entities	–	–	–	–	–	(6,526)	112	5,987	–	(651)

Add back equity method depreciation and amortization expense	–	–	–	–	–	10,034	–	(10,034)	–	–

Net operating income	(11,629)	–	–	–	(11,629)	149,262	7,789	19,142	2,389	163,004

Interest expense	17,632	–	–	–	17,632	88,241	2,514	19,137	296	105,160

Loss on early extinguishment of debt	–	–	–	–	–	4,719	429	5	–	4,295

Income tax expense (benefit)	(11,505)	–	–	–	(11,505)	(16,027)	–	–	781	(15,246)

Minority interest in earnings before depreciation and amortization	–	–	–	–	–	4,846	4,846	–	–	–

Add: EBDT from discontinued operations	–	–	–	–	–	1,312	–	–	(1,312)	–

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(17,756)	$–	$–	$–	$(17,756)	$68,795	$–	$–	$–	$68,795

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(17,756)	$–	$–	$–	$(17,756)	$68,795	$–	$–	$–	$68,795

Depreciation and amortization – Real Estate Groups	–	–	–	–	–	(58,552)	–	–	(7)	(58,559)

Amortization of mortgage procurement costs – Real Estate Groups	–	–	–	–	–	(3,515)	–	–	(11)	(3,526)

Deferred taxes – Real Estate Groups	(3,548)	–	–	–	(3,548)	(17,667)	–	–	(21)	(17,688)

Straight-line rent adjustment	–	–	–	–	–	1,668	–	–	–	1,668

Preference payment	–	–	–	–	–	(937)	–	–	–	(937)

Gain on disposition of rental properties and other investments, net of tax	106	–	–	–	106	106	–	–	(633)	(527)

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	–	–	–	–	–	(7)	–	–	7	–
Amortization of mortgage procurement costs – Real Estate Groups	–	–	–	–	–	(11)	–	–	11	–
Deferred taxes – Real Estate Groups	–	–	–	–	–	(21)	–	–	21	–
Loss on disposition of rental properties	–	–	–	–	–	(633)	–	–	633	–

Net earnings (loss)	$(21,198)	$–	$–	$–	$(21,198)	$(10,774)	$–	$–	$–	$(10,774)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2007 (in thousands)

	Commercial Group 2007					Residential Group 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$652,792	$34,763	$88,293	$–	$706,322	$198,029	$14,763	$142,989	$25,601	$351,856
Exclude straight-line rent adjustment	(21,133)	–	–	–	(21,133)	4,983	–	–	–	4,983

Adjusted revenues	631,659	34,763	88,293	–	685,189	203,012	14,763	142,989	25,601	356,839

Operating expenses	336,486	10,084	48,378	–	374,780	136,824	12,085	95,238	19,885	239,862
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	3,575	–	–	–	3,575	1,710	–	–	–	1,710
Exclude straight-line rent adjustment	(6,860)	–	–	–	(6,860)	–	–	–	–	–
Exclude preference payment	(2,771)	–	–	–	(2,771)	–	–	–	–	–

Adjusted operating expenses	330,430	10,084	48,378	–	368,724	138,534	12,085	95,238	19,885	241,572

Add interest and other income	15,121	913	2,294	–	16,502	25,570	31	6,652	751	32,942

Add equity in earnings of unconsolidated entities	6,700	(28)	(6,748)	–	(20)	8,270	724	(8,479)	–	(933)

Remove gain on disposition of equity method rental properties	–	–	–	–	–	(2,106)	–	2,106	–	–

Add back equity method depreciation and amortization expense	11,721	–	(11,721)	–	–	16,930	–	(16,930)	–	–

Net operating income	334,771	25,564	23,740	–	332,947	113,142	3,433	31,100	6,467	147,276

Interest expense	150,454	9,510	23,703	–	164,647	36,117	1,636	25,639	3,904	64,024

Loss on early extinguishment of debt	7,127	1,250	37	–	5,914	1,776	–	427	363	2,566

Income tax expense (benefit)	7,416	–	–	–	7,416	7,592	–	–	(1,567)	6,025

Preferred return on disposition	–	–	–	–	–	5,034	–	(5,034)	–	–

Minority interest in earnings before depreciation and amortization	14,804	14,804	–	–	–	1,797	1,797	–	–	–

Add: EBDT from discontinued operations	–	–	–	–	–	3,767	–	–	(3,767)	–

Earnings before depreciation, amortization and deferred taxes (EBDT)	$154,970	$–	$–	$–	$154,970	$74,661	$–	$–	$–	$74,661

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$154,970	$–	$–	$–	$154,970	$74,661	$–	$–	$–	$74,661

Depreciation and amortization – Real Estate Groups	(131,811)	–	–	–	(131,811)	(51,622)	–	–	(1,941)	(53,563)

Amortization of mortgage procurement costs – Real Estate Groups	(7,049)	–	–	–	(7,049)	(2,402)	–	–	(80)	(2,482)

Deferred taxes – Real Estate Groups	(7,284)	–	–	–	(7,284)	97	–	–	(1,636)	(1,539)

Straight-line rent adjustment	14,273	–	–	–	14,273	(4,983)	–	–	–	(4,983)

Preference payment	(2,771)	–	–	–	(2,771)	–	–	–	–	–

Preferred return on disposition, net of tax	–	–	–	–	–	(3,089)	–	–	–	(3,089)

Gain on disposition of rental properties and other investments, net of tax	–	–	–	–	–	–	–	1,292	64,604	65,896

Gain on disposition of equity method rental properties, net of tax	–	–	–	–	–	1,292	–	(1,292)	–	–

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	–	–	–	–	–	(1,941)	–	–	1,941	–
Amortization of mortgage procurement costs – Real Estate Groups	–	–	–	–	–	(80)	–	–	80	–
Deferred taxes – Real Estate Groups	–	–	–	–	–	(1,636)	–	–	1,636	–
Gain on disposition of rental properties	–	–	–	–	–	64,604	–	–	(64,604)	–

Net earnings (loss)	$20,328	$–	$–	$–	$20,328	$74,901	$–	$–	$–	$74,901

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2007 (in thousands) (continued)

	Land Development Group 2007					The Nets 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$38,756	$1,797	$10,473	$–	$47,432	$–	$–	$15,473	$–	$15,473
Exclude straight-line rent adjustment	2	–	–	–	2	–	–	–	–	–

Adjusted revenues	38,758	1,797	10,473	–	47,434	–	–	15,473	–	15,473

Operating expenses	39,042	1,918	7,148	–	44,272	–	–	21,487	–	21,487
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	286	–	–	–	286	–	–	6,376	–	6,376
Exclude straight-line rent adjustment	–	–	–	–	–	–	–	–	–	–
Exclude preference payment	–	–	–	–	–	–	–	–	–	–

Adjusted operating expenses	39,328	1,918	7,148	–	44,558	–	–	27,863	–	27,863

Add interest and other income	10,087	918	148	–	9,317	–	–	64	–	64

Add equity in earnings of unconsolidated entities	2,691	–	(2,900)	–	(209)	(15,053)	–	15,015	–	(38)

Remove gain on disposition of equity method rental properties	–	–	–	–	–	–	–	–	–	–

Add back equity method depreciation and amortization expense	170	–	(170)	–	–	–	–	–	–	–

Net operating income	12,378	797	403	–	11,984	(15,053)	–	2,689	–	(12,364)

Interest expense	2,745	239	403	–	2,909	–	–	2,689	–	2,689

Loss on early extinguishment of debt	–	–	–	–	–	–	–	–	–	–

Income tax expense (benefit)	2,040	–	–	–	2,040	(5,680)	–	–	–	(5,680)

Preferred return on disposition	–	–	–	–	–	–	–	–	–	–

Minority interest in earnings before depreciation and amortization	558	558	–	–	–	–	–	–	–	–

Add: EBDT from discontinued operations	–	–	–	–	–	–	–	–	–	–

Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,035	$–	$–	$–	$7,035	$(9,373)	$–	$–	$–	$(9,373)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,035	$–	$–	$–	$7,035	$(9,373)	$–	$–	$–	$(9,373)

Depreciation and amortization – Real Estate Groups	(184)	–	–	–	(184)	–	–	–	–	–

Amortization of mortgage procurement costs – Real Estate Groups	(452)	–	–	–	(452)	–	–	–	–	–

Deferred taxes – Real Estate Groups	(1,487)	–	–	–	(1,487)	–	–	–	–	–

Straight-line rent adjustment	(2)	–	–	–	(2)	–	–	–	–	–

Preference payment	–	–	–	–	–	–	–	–	–	–

Preferred return on disposition, net of tax	–	–	–	–	–	–	–	–	–	–

Gain on disposition of rental properties and other investments, net of tax	–	–	–	–	–	–	–	–	–	–

Gain on disposition of equity method rental properties, net of tax	–	–	–	–	–	–	–	–	–	–

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	–	–	–	–	–	–	–	–	–	–
Amortization of mortgage procurement costs – Real Estate Groups	–	–	–	–	–	–	–	–	–	–
Deferred taxes – Real Estate Groups	–	–	–	–	–	–	–	–	–	–
Gain on disposition of rental properties	–	–	–	–	–	–	–	–	–	–

Net earnings (loss)	$4,910	$–	$–	$–	$4,910	$(9,373)	$–	$–	$–	$(9,373)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Nine Months Ended October 31, 2007 (in thousands) (continued)

	Corporate Activities 2007					Total 2007
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$–	$–	$–	$–	$–	$889,577	$51,323	$257,228	$25,601	$1,121,083
Exclude straight-line rent adjustment	–	–	–	–	–	(16,148)	–	–	–	(16,148)

Adjusted revenues	–	–	–	–	–	873,429	51,323	257,228	25,601	1,104,935

Operating expenses	34,700	–	–	–	34,700	547,052	24,087	172,251	19,885	715,101
Non-Real Estate depreciation and amortization and amortization of mortgage procurement costs	1,859	–	–	–	1,859	7,430	–	6,376	–	13,806
Exclude straight-line rent adjustment	–	–	–	–	–	(6,860)	–	–	–	(6,860)
Exclude preference payment	–	–	–	–	–	(2,771)	–	–	–	(2,771)

Adjusted operating expenses	36,559	–	–	–	36,559	544,851	24,087	178,627	19,885	719,276

Add interest and other income	1,588	–	–	–	1,588	52,366	1,862	9,158	751	60,413

Add equity in earnings of unconsolidated entities	–	–	–	–	–	2,608	696	(3,112)	–	(1,200)

Remove gain on disposition of equity method rental properties	–	–	–	–	–	(2,106)	–	2,106	–	–

Add back equity method depreciation and amortization expense	–	–	–	–	–	28,821	–	(28,821)	–	–

Net operating income	(34,971)	–	–	–	(34,971)	410,267	29,794	57,932	6,467	444,872

Interest expense	48,432	–	–	–	48,432	237,748	11,385	52,434	3,904	282,701

Loss on early extinguishment of debt	–	–	–	–	–	8,903	1,250	464	363	8,480

Income tax expense (benefit)	(30,640)	–	–	–	(30,640)	(19,272)	–	–	(1,567)	(20,839)

Preferred return on disposition	–	–	–	–	–	5,034	–	(5,034)	–	–

Minority interest in earnings before depreciation and amortization	–	–	–	–	–	17,159	17,159	–	–	–

Add: EBDT from discontinued operations	–	–	–	–	–	3,767	–	–	(3,767)	–

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(52,763)	$–	$–	$–	$(52,763)	$174,530	$–	$–	$–	$174,530

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(52,763)	$–	$–	$–	$(52,763)	$174,530	$–	$–	$–	$174,530

Depreciation and amortization – Real Estate Groups	–	–	–	–	–	(183,617)	–	–	(1,941)	(185,558)

Amortization of mortgage procurement costs – Real Estate Groups	–	–	–	–	–	(9,903)	–	–	(80)	(9,983)

Deferred taxes – Real Estate Groups	1,447	–	–	–	1,447	(7,227)	–	–	(1,636)	(8,863)

Straight-line rent adjustment	–	–	–	–	–	9,288	–	–	–	9,288

Preference payment	–	–	–	–	–	(2,771)	–	–	–	(2,771)

Preferred return on disposition, net of tax	–	–	–	–	–	(3,089)	–	–	–	(3,089)

Gain on disposition of rental properties and other investments, net of tax	370	–	–	–	370	370	–	1,292	64,604	66,266

Gain on disposition of equity method rental properties, net of tax	–	–	–	–	–	1,292	–	(1,292)	–	–

Discontinued operations, net of tax and minority interest:
Depreciation and amortization – Real Estate Groups	–	–	–	–	–	(1,941)	–	–	1,941	–
Amortization of mortgage procurement costs – Real Estate Groups	–	–	–	–	–	(80)	–	–	80	–
Deferred taxes – Real Estate Groups	–	–	–	–	–	(1,636)	–	–	1,636	–
Gain on disposition of rental properties	–	–	–	–	–	64,604	–	–	(64,604)	–

Net earnings (loss)	$(50,946)	$–	$–	$–	$(50,946)	$39,820	$–	$–	$–	$39,820